Exhibit 10.32

Contract No.: 1809-069382502-01

Comprehensive Credit Line Contract

Contract version number: FB201701 (applicable for companies)

The Contract was signed by the following parties on September 25, 2018 in Pudong New Area, Shanghai:

Applicant: Shanghai Tonggou Information Technology Co., Ltd.

Domicile (Address): Room 302, 3/F, 1000 Tianyaoqiao Road, Xuhui District, Shanghai

Legal representative/person in charge: Wang Wei

Tel.: ***

Fax:

Bank: Fubon Bank Co., Ltd., Shanghai Century Avenue Sub-branch (hereinafter referred to as the “Bank”)

Domicile (Address): 1/F, Block A, 1168 Century Avenue, Pudong New Area, Shanghai

Legal representative/person in charge: Su Hang

Tel.: ***

Fax:

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Part I General

Chapter I General Terms

Article 1 Contract basis

1.1 Whereas, the Applicant applies to the Bank for comprehensive credit line, according to the Law of the People’s Republic of China on Commercial Banks, the Contract Law of the People’s Republic of China and other laws, regulations and rules, the Parties agree as follows upon negotiations on the basis of equality, voluntariness and integrity.

Article 2 Amount of the credit line and term

2.1 Amount: the amount of the comprehensive credit line that the Bank agrees to provide to the Applicant hereunder is detailed in Article 25.1. When the credit hereunder involves multiple currencies, the amount of the comprehensive credit line is the total amount of foreign currencies.

2.2 The comprehensive credit line can be applied to multi-currency credits. Where the Applicant applies for credit in more than one currency at the same time, the exchange rate of currencies other than RMB is determined by the Bank itself according to its internal credit exchange rate policies. When the application is made one by one, the Bank determines whether it exceeds the comprehensive credit line.

2.3 The balance of each credit business within the comprehensive credit line may not exceed the amount stipulated in Article 25.1, whether it is in RMB or other currencies determined after calculating the exchange rate according to the Bank’s internal credit exchange rate policies.

2.4 The Applicant must apply for quota use to the Bank within the term of the total amount of the comprehensive credit line and the Bank will refuse such application made by the Applicant beyond the due date. For details of the term of the total amount of the comprehensive credit line, please refer to Article 25.2.

The Applicant is fully aware and agrees that:

1) If the Applicant applies for the accounts receivable financing amount, the term of the credit limit will be subject to the letter of consent on pledging accounts receivable claims issued by the Bank, subject to the term of the comprehensive credit line as stipulated in Article 25.2.

2) If the Applicant applies for factoring, the term of the credit limit will be subject to the letter of consent on factoring issued by the Bank, subject to the term of the comprehensive credit line as stipulated in Article 25.2.

Article 3 Business type

3.1 Business types of the comprehensive credit line include:

1) Fixed assets-backed loan business;

2) working capital-backed loan business;

3) accounts receivable financing business (refers to the Applicant’s application for financing from the Bank with the commercial invoice corresponding to the accounts receivable based on the pledge of its own or third-party’s accounts receivable);

4) invoice payable financing business (refers to the Applicant’s application for trade financing from the Bank with the corresponding commercial invoice upon purchase);

5) invoice receivable financing business (refers to the Applicant’s application for trade financing from the Bank with the corresponding commercial invoice upon sales);

6) factoring business (including recourse factoring, non-recourse factoring, etc.);

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7) import and export business (including but not limited to the issue of international letter of credit, the issue of an international letter of credit by correspondent banks, issue of a back-to-back international letter of credit, the import documentary bills under the letter of credit, the import documentary bills under the collection, export documentary bills under the letter of credit, export documentary bills under the collection, packaged loans, overseas payment, guaranteed delivery, etc.);

8) domestic letter of credit business (including but not limited to the issue of domestic letter of credit, the issue of a domestic letter of credit by correspondent banks, issue of a back-to-back domestic letter of credit, the documentary bills under the domestic letter of credit, the documentary bills under the domestic letter of credit, payment on an agent basis at home, packaged loans under domestic letter of credit, etc.);

9) bill business (including but not limited to discounting of bank acceptance bills, discounting of commercial acceptance bills, factoring of trade tickets, issue of bank acceptance bills, etc.);

10) bank guarantee business (including but not limited to opening a letter of guarantee, opening a standby letter of credit, etc.);

11) financial derivatives business (including but not limited to spot foreign exchange, forward foreign exchange, foreign exchange options, foreign exchange swaps, interest rate swaps, etc.).

3.2 The specific credit line is divided into a revolving credit facility and a non-revolving credit line according to whether it can be revolved.

The revolving credit line refers to the revolving amount provided by the Bank to the Applicant. As long as the Applicant’s balance of outstanding credit business including the amount of contingent debt) does not exceed the amount of the credit line, the Applicant can revolve the amount of the credit line.

Non-revolving credit line refers to the application made by the Applicant for handling one or more credit line business to the extent that the accumulative amount of the credit business (including the amount of contingent debt) does not exceed the amount of the credit line. The Applicant must not revolve this type of credit line.

Article 4 Facility use

4.1 The purpose of the specific credit line under the comprehensive credit line, the amount, the currency, the revolving method, the longest period for use of the single business, and the use of the joint control will be the Bank Credit Notice issued by Fubon Bank to the Applicant from time to time (see the attachment for the format).

The Applicant is fully aware and agrees that:

1) If the Applicant applies for the accounts receivable financing amount, regardless of how the contract and the Bank Credit Notice agree, the specific business conditions (including but not limited to the single buyer’s quota, transfer, the trading conditions, etc.) under the quota shall be subject to the Notice on Pledge of the Accounts Receivable Claim issued by the Bank.

2) If the Applicant applies for factoring limit, regardless of how the contract and the Bank Credit Notice agree, the specific business conditions (including but not limited to the granted quota of single buyer, risk-taking percentage, percentage of price disbursed, the trading conditions, etc.) under the quota shall be subject to the Notice on Factoring Business issued by the Bank.

3) If the Applicant applies for the amount of the derivative business, regardless of how the contract and the Bank Credit Notice agree, the specific amount calculated by the Bank based on the derivative risk is only used as a reference for the Bank’s internal approved transaction amount, and cannot be used to identify the amount of the claims or the guaranteed amount. The maximum amount under the financial derivative amount is based on the cumulative amount of the transaction amount stated in the transaction confirmation document for the individual transaction between the Applicant and the Bank.

4.2 Specific business contracts and business applications

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1) If the Applicant applies for the following credit business, it shall sign the corresponding specific business contract and related documents with the Bank, including but not limited to the following specific business contracts:

Business	Specific business contracts
Accounts receivable financing business	Accounts Receivable Financing Agreement

Factoring business	Factoring Agreement

Opening of the Domestic Letters of Credit and the International Letters of Credit by the Correspondent Banks	Business Contract on Opening of the Letters of Credit by the Correspondent Banks

Bank Acceptance Bills	Acceptance Agreement on Bank Acceptance Bills

Bank Acceptance Bills Discounting	Bank Acceptance Bills Discounting Contract

Commercial Acceptance Bills Discounting	Commercial Acceptance Bills Discounting Contract

Commercial Note Factoring and Discounting Business	Contract on Factoring and Discounting of Commercial Acceptance Bills Drawer

Financial Derivatives Business	Financial Transaction Master Agreement, Derivative Product Risk Disclosure, Derivatives Trader Authorization Letter

2) The Applicant shall promptly sign the reply letter to the Bank Credit Notice issued by from the Bank to the Applicant from time to time and apply to the Bank for the specific credit line as required by the Bank Credit Notice and the credit policy of the Bank.

3) To use the specific credit line, the Applicant need to apply in advance by submitting the relevant business application to the Bank and it can use the same after it is approved by the Bank.

4.3 The above specific business contracts, agreements and related business applications, Bank Credit Notices and corresponding transaction vouchers or confirmation documents issued by Bank are collectively referred to as “specific contracts”. Each specific contract is an integral part hereof and bears the same legal effect as the Contract.

4.4 Each credit provided by the Bank hereunder is independent. The specific contract submitted by the Applicant for the credit shall constitute the final agreement and independent contract between the Applicant and the Bank on the terms and conditions of the credit together with the terms hereof. However, if the business application is inconsistent with other transaction vouchers or confirmation documents issued by the Bank, the Parties agree that other transaction vouchers or confirmation documents issued by the Bank shall prevail.

4.5 Conditions precedent: Unless otherwise agreed in the Bank Credit Notice, each use of the credit line by the Applicant must meet the conditions precedent to the credit line use below and be to the satisfaction of the Bank.

1) The Contract and the guarantee document have been legally valid and the Applicant has signed the Bank Credit Notice and delivered it to the Bank.

2) The Applicant has obtained sufficient authorization and approval from the board of directors or any other competent authority required to sign and perform the Contract, and reserves the corporate documents, documents, seals, relevant personnel list and signature samples related to the signing of the Contract and duly fills in the relevant documents.

3) The Applicant has opened an account with the business outlets of Fubon Bank as required by the Bank to complete the business hereunder.

a) If the Applicant applies for a fixed asset loan quota, the Applicant shall open or designate a fixed asset loan account for the issuance and payment of the loan as required by the Bank; For a project financing loan, it shall re-open or re-designate a project income account as required by the Bank. All project income will be included into the account, and the funds in the account will be paid according to the agreed conditions and methods.

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b) To apply for working capital loans, the Applicant shall as required by the Bank, 1. open or designate loan special accounts for the issuance and use of loans; 2. if the RMB general settlement account is used, in principle, the entrusted payment method will be applied; and 3. specify a special fund withdrawal account.

4) The Applicant has submitted the relevant business application and the supporting documents relevant to the quota use as required by the Bank.

5) The relevant security right or similar priority has been legally established and effective (if any).

6) The Applicant or the Guarantor has completed the insurance procedures (if any) as required by the Bank. The Applicant shall insure the relevant collateral according to the amount, time limit and insurance type required by the Bank and the insurance policy shall indicate the Bank as the first beneficiary. The insurance period may not be shorter than that as required by the Bank. If the insurance period insured by the Applicant is shorter than that as required by the Bank, when the Applicant’s single credit expiration date exceeds or may exceed the insurance period, the Applicant shall make up the insurance period as required by the Bank; otherwise, the Bank will have the right to decide whether to grant the credit to the Applicant.

7) The Applicant has paid in full the fees (if any) as agreed in the Contract.

8) The Applicant has satisfied all conditions as agreed in the Contract.

9) The Applicant has completed the legal procedures (if any) such as government license, approval, registration, filing, and delivery related to the credit granted under the Contract in accordance with the relevant laws and regulations.

10) Comply with the Bank’s and regulator’s requirements for payment control (if any), including but not limited to Article 4.8.

11) Other pre-lending conditions as agreed in the Bank Credit Notice.

12 The Applicant has obtained the government license, approval, registration, filing, etc. required for using the loan hereunder for the fixed asset investment, including but not limited to planning approval, project review, land use approval, environmental impact assessment, etc., if any.

13) Other conditions put forward by the Bank or other documents, projects or evidence required by the Bank.

The establishment of the above conditions does not mean that the Bank is obliged to provide credit when the above conditions are met. However, if the above conditions are not met, the Bank has the right to refuse the Applicant’s application for the credit line.

4.6 Before or during the quota use, if the national macro-control policy changes, or the banking regulator requests the Bank to control the credit scale or the credit investment destination, or other reasons not attributable to the Bank make inability for the Bank to let the Applicant use the quota, the Bank has the right to suspend or terminate the use of the amount, recover the principal and interest of all the loans already issued, and terminate the Contract to which, the Applicant has no objection and it agrees to exempt the Bank’s liability.

4.7 The signing of the Contract between the Applicant and the Bank does not constitute the Bank’s commitment on granting credit line to the Applicant. For the specific credit business under the Contract, the Applicant shall submit a written application to the Bank in advance (or other forms of application approved by the Bank), and the Bank has the right to follow the internal and external actual conditions (including but not limited to external regulatory requirements, the satisfaction of the credit granting conditions of the Applicant, internal credit policies of the Bank, approval opinions, liquidity of funds, etc.) to review and judge whether or not to grant credit to the Applicant, and has the right to review the use of credit by the Applicant per year or from time to time. If the Bank believes that it is necessary to adjust or is not suitable to continue to grant the credit line to the Applicant, the Bank has the right to adjust the comprehensive credit line and its specific period, and/or cancel all unused credits without prior notice to the Applicant.

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4.8 The Applicant shall comply with the following payment control agreement as required by the Bank:

1) The payment review documents submitted by the Applicant to the Bank are as follows:

Terms of payment	Document
Entrusted payment	The applicant submits to the Bank, 1) payment settlement vouchers; 2) corresponding transaction data for the payment; 3) proof of the availability and use of the principal and/or own funds (if required); 4) proof of progress of the project (if required); 5) other documents that the Bank may require.

Self payment	The Applicant submits to the Bank, 1) payment settlement vouchers; 2) corresponding transaction data for the payment; 3) proof of the availability and use of the principal and/or own funds (if required); 4) proof of progress of the project (if required); 5) list of planned/actual payment; and 6) other documents that the Bank may require.

2) Entrusted payment means the Bank pays the loan money, on basis of the Applicant’ drawdown request and payment instruction, to the Applicant’s counterparty that satisfies the purposes of loan specified in contracts. Self payment means the Bank pays the loan money, on basis of the Applicant’ drawdown request and payment instruction, to the Applicant’s account and the Applicant makes payment to the counterparty that satisfies the purposes of loan specified in contracts.

3) Refer to the Bank Credit Notice for the terms of payment between the Applicant and the Bank for the specific credit line. When the Applicant makes payment to others by using the loan provided by the Bank, the Bank has the right to review on a case-by-case basis and decide whether to pay externally and what terms of payment will be adopted. If the terms of payment in the business application accepted by the Bank is inconsistent with the Bank Credit Notice, the business application accepted by the Bank shall prevail.

4) In the event that the bank of deposit of the counterparty of the Applicant is subject to any refund, making the Bank unable to pay the financing funds to its counterparty in time according to the Applicant’s payment entrustment, the Bank will not bear any responsibility, and the repayment obligations of the Applicant already incurred hereunder will not be affected. For the amount returned by the Applicant’s Counterparty’s bank of deposit, the Applicant will authorize the Bank to freeze it.

5) Notwithstanding the above, the Bank has the right to adjust the terms of payment of any credit in accordance with laws, regulations or regulatory requirements under any of the following cases, and has the right to regard the following event as default event:

a) The Applicant violates the Contract and circumvents the Bank’s entrusted payment requirements by breaking up the whole into parts;

b) the credit status of the Applicant or the profitability of the main business decreases;

c) the use of financing funds is abnormal;

d) The Applicant has not provided the records and information on the use of financing funds in a timely manner as required by the Bank;

e) the Applicant pays the financing funds in violation hereof;

f) repeat financing.

In order to avoid ambiguity, this ruling does not affect the Bank’s rights under other terms hereof.

Article 5 Interest rate and interest

5.1 Calculation and adjustment of interest rates

The interest rate and the methods to adjust the interest rate for the credit business under the Contract shall be subject to each business application accepted by the Bank.

5.1.1 Calculation and adjustment of RMB credit interest rate are as follows:

1) Floating interest rate: The Applicant and the Bank agree that the Renminbi annual interest rate is the Renminbi loan benchmark interest rate set by the People’s Bank of China, plus or less a certain percentage as agreed. The future floating ratio is adjusted according to the Bank’s capital status. The credit interest rate shall be subject to the approval of the relevant business application accepted by the Bank. If the People’s Bank of China adjusts the benchmark interest rate, the credit interest rate will be adjusted accordingly from the date of interest rate adjustment, without further notice to the Applicant. Unless the Applicant and the Bank otherwise agree, for the short-term ( within one year (included) withdrawal, the interest rate adjustment date is the first day of the month next to the effective date of the interest rate adjustment announced by the People’s Bank of China; for the medium and long-term (more than one year (excluded)) withdrawal, the interest rate adjustment date is January 1 of the following year when the interest rate adjustment announced by the People’s Bank of China takes effective.

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2) Fixed interest rate: the Applicant and the Bank agree that the Renminbi annual interest rate shall be subject to the credit business application accepted by the Bank. Each credit rate is not affected by the adjustment of the benchmark interest rate that may occur during the single credit period.

3) Relative interest rate: The Applicant and the Bank agree that the Renminbi annual interest rate is the Renminbi loan benchmark interest rate set by the People’s Bank of China, plus or less a certain percentage as agreed. The interest rate for the credit business under the Contract shall be subject to each business application accepted by the Bank. The interest rate on the date of issuance of the credit is “agreed interest rate”, and the adjustment of interest rate within the period of use of each credit depends on the Bank’s capital status, but the minimum is not lower than the agreed interest rate at the time of use; If the People’s Bank of China adjusts the benchmark interest rate, the credit interest rate will be adjusted accordingly from the date of interest rate adjustment, without further notice to the Applicant. If the People’s Bank of China adjusts the benchmark interest rate, making the interest rate lower than the agreed interest rate, and the credit interest rate is not adjusted with the adjustment of the benchmark interest rate of the People’s Bank of China. Unless the Applicant and the Bank otherwise agree, for the short-term (within one year (included)) withdrawal, the interest rate adjustment date is the first day of the month next to the effective date of the interest rate adjustment announced by the People’s Bank of China; for the medium and long-term withdrawal, the interest rate adjustment date is January 1 of the following year when the interest rate adjustment announced by the People’s Bank of China takes effective.

5.1.2 Calculation and adjustment of foreign currency credit interest rate are as follows: the Applicant and the Bank agree that the interest rate for the credit business under the Contract shall be subject to each business application accepted by the Bank and subject to adjustment depending on the Bank’s fund position.

5.1.3 For the interest rate adjustments made in accordance with Articles 5.1 and 26.3, the Parties do not need to sign an agreement or other written documents separately, and neither party is required to notify the other party or obtain the consent thereof, nor is it necessary to notify the Guarantor or obtain its consent.

5.2 Interest collection

5.2.1 Credit interest payment methods under the Contract are as follows and subject to the Bank Credit Notice specifically:

Installments on a monthly basis	The Applicant shall pay the current interest of each credit on the 21st day of each calendar day according to the actual number of days, and pay the Bank the interest that has occurred but not yet paid for each credit on the due date thereof.

Installments on a quarterly basis	The Applicant shall pay the current interest of each credit on the 21st day of the last month of each calendar quarter according to the actual number of days, and pay the Bank the interest that has occurred but not yet paid for each credit on the due date thereof.

Payment upon expiration	The Applicant shall pay the interest of each credit on the due date thereof to the Bank.

Based on specific contract	Calculated according to the interest accrual method of each specific contract.

Direct deduction when use	The Bank has the right to deduct the interest payable by the Applicant directly from the credit applied.

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5.3 Penalty interest rate

The penalty interest rate will apply from the date of repatriation, advances or misappropriation. The RMB portion shall be calculated at the interest rate agreed upon for the credit, plus 50% and the foreign currency portion, the interest rate agreed upon for the credit, plus 3%. If the Applicant does not agree to the interest rate with the Bank when using the credit, the RMB portion will be calculated according to the penalty interest rate of one thousandth of the daily amount of the actual advance, and the foreign currency portion, 0.026% unless otherwise agreed in the specific contract. The Bank reserves the right to compound interest on interest that has not been repaid or paid. If the Bank or the People’s Bank of China stipulates to adjust the above interest rate, the Bank reserves the right to adjust the above interest rate.

Article 6 Expenses

6.1 The Applicant shall bear the relevant expenses under the Contract in accordance with the relevant provisions on the fees and the provisions of the Bank. Other bank fees and other charges uncovered will be implemented by reference to the Bank’s standard rate. The Applicant confirms that the Bank’s charging standards are clearly known.

The Applicant is fully aware and agrees that:

1) If the Applicant applies for the accounts receivable financing amount, no matter how the Bank Credit Notice agrees, the invoicing fees therefor will be subject to the letter of consent on pledging accounts receivable claims issued by the Bank.

2) If the Applicant applies for factoring amount, no matter how the Bank Credit Notice agrees on the fees sharing, the invoicing management fees thereunder will be subject to the letter of consent on factoring issued by the Bank.

6.2 The agreement on fees in the Bank Credit Notice is only for reference. The specific fee is based on the business application and the standard rate published by the Bank. If the agreement in the business application is inconsistent with the standard fee rate published by the Bank, the business application accepted by the Bank shall prevail.

6.3 Except for the taxes and fees to be borne by the Bank as stipulated by laws and regulations, any other taxes and expenses under the Contract shall be borne by the Applicant.

6.4 The Applicant agrees and authorizes the Bank to deduct the relevant fees directly from any account opened by the Applicant in Fubon Bank and the Bank retains the right of recourse against the Applicant for the insufficiency.

Article 7 Guarantee

7.1 The forms of guarantee acceptable to the Bank under the Contract include, but are not limited to, pledges, mortgages, guarantees and other forms of guarantees recognized by the Bank.

7.2 Guarantee corresponding to the specific credit line hereunder is set forth in the Bank Credit Notice.

7.3 The Guarantor provides guarantee for the credit line of the Applicant under the Contract, and signs the corresponding guarantee documents and other documents required by the Bank. The guarantee extends to the credit principal, interest (including penalty interest, compound interest) under the Contract, and the liquidated damages and compensation payable by the Applicant to the Bank and all fees, expenses and losses incurred by the Bank to realize its claims.

7.4 Before the debts hereunder are fully settled, if the Bank believes that the collateral needs to be insured or the insurance procedures shall be maintained, the Applicant shall actively urge the Guarantor to pay the insurance premium in time and take all measures to maintain the renewal and validity of the insurance at any time and provide the payment certificate of the insurance premium to the Bank. Where the Guarantor fails to perform the above procedures in a timely manner, the Bank has the right to take such measures as it deems necessary to maintain the renewal and validity of the insurance and confirm the rights and interests of the Bank with all costs incurred being borne by the Guarantor. If the Guarantor refuses to or cannot pay the fees, the Applicant agrees that the Bank may immediately deduct the aforesaid amount from any account opened by the Applicant in any business outlet of Fubon Bank and retain the right of recourse with respect to any insufficiency.

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Article 8 Repayment

8.1 Repayment method: there are four forms of repayment in the Contract:

Payment of interest on schedule and repayment of principal on maturity	The principal is repaid in one lump sum on the expiration date of the credit on an individual basis. Please refer to the Bank Credit Notice for the interest payment method.

If the provisions in the business application accepted by the Bank are inconsistent with the Bank Credit Notice, the business application accepted by the Bank shall prevail.

Matching the principal repayment	The Applicant’s loan principal will be evenly repaid in installments. The principal repayment date and the interest payment date fall on 21st day in each month, on which, the Applicant pays the principal and interest of the first loan. The Applicant pays the remaining principal and interest on the maturity date of the loan.

Average capital plus interest	The Applicant’s loan principal and interest will be evenly repaid in installments. The principal repayment date and the interest payment date fall on 21st day in each month, on which, the Applicant pays the principal and interest of the first loan. The Applicant pays the remaining principal and interest on the maturity date of the loan.

Repayment of principal and interest according to the repayment plan	Please refer to the Bank Credit Notice for details of the repayment schedule. If the provisions in the business application accepted by the Bank are inconsistent with the Bank Credit Notice, the business application accepted by the Bank shall prevail.

8.2 The specific repayment amount and date will be subject to the confirmation documents issued by the Bank to the Applicant. The Applicant shall deposit the principal, interest and other amounts payable in the current period in the repayment account contained in the business application one working day before the repayment date. The Bank has the right to actively deduct the amount on the repayment date, or ask the Applicant to cooperate with the relevant transfer procedures.

8.3 At the expiration of each credit, the Applicant shall pay the debt on time; otherwise it will be treated as a credit overdue or advance payment.

8.4 The exchange rates among various currencies will be affected by market fluctuations and the laws of the currency issue countries. When the repayment is made in a currency different from the credit currency, there may be fluctuations in the repayment amount at the foreign exchange purchases in the future. The risk will be borne by the Applicant and the Bank will not be liable for the losses incurred by the Applicant.

8.5 If the currency in the repayment account is inconsistent with the actual currency, the deduction will be made on the basis of the exchange rate applicable to the Bank on the deduction date, and the relevant risks and losses will be borne by the Applicant.

8.6 Unless otherwise agreed by the parties, the Applicant shall pay off the Bank’s claims in the following order: 1. the cost of realizing the claims and security rights; 2. damages and compensation; 3. liquidated damages; 4. compound interest and penalty interest; 5. expenses; 6. interest; 7. principal; 8. other payables, but the Bank has the right to change the above-mentioned settlement order.

8.7 Special agreements on repayment for specific credit line are set forth in the Bank Credit Notice. If the provisions in the business application accepted by the Bank are inconsistent with the Bank Credit Notice, the business application accepted by the Bank shall prevail.

8.8 Advance repayment: If the Applicant needs to repay in advance, it must notify the Bank in writing 15 working days in advance, and obtain the Bank’s consent before repayment. Liquidated damages for repayment in advance are stipulated by the Bank Credit Notice. The Applicant shall repay the debt in accordance with Article 8.6, and the interest already charged according to the original agreement will not be refunded. If the repayment is made in advance and in part, the principal and interest will be re-determined based on the remaining principal from the date of partial repayment.

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8.9 Repayment reservation: the Applicant applying for repayment must access to online banking services. With the consent of the Bank, the Applicant shall submit an application for repayment at least seven natural days in advance. The Applicant will remit the repayment principal and interest into the repayment account on three natural days before the scheduled repayment date. Where an Applicant applies for repayment reservation, such applications are irrevocable once being made. The Bank has the right to automatically deduct the repayment principal and interest from the repayment account on the reserved repayment date according to the Applicant’s appointment repayment request. If there is not enough funds in the repayment account, the repayment application fails. If the repayment is made in advance and in part, the principal and interest will be re-determined based on the remaining principal from the date of partial repayment.

Article 9 The Applicant’s guarantee and commitment

The Applicant guarantees and undertakes that:

9.1 The Applicant has been legally established as a legal person in accordance with or validly existing under the relevant laws and it has the right to sign the Contract and fulfill its obligations under the Contract according to the laws of its place of establishment.

9.2 The Applicant signs the Contract without violating any laws, regulations and rules on environmental protection, energy conservation and emission reduction, pollution reduction, land and resources management, safe production, etc., and has obtained all the environmental permits required by it; and promises to strictly comply with such laws, regulations and rules, and comply with environmental permit conditions after signing the Contract.

9.3 The Applicant has obtained the legal and effective authorization and approval of the board of directors or any other authorities required to sign and perform the Contract in accordance with its articles of association or other internal management documents. The signing of the Contract is the true meaning of the Applicant and will not result in a breach of (i) the agreement or commitment signed by it with any third party; or (ii) any law or regulation to which it applies; or (iii) its articles of association.

9.4 The Applicant does not have any procedures, such as litigation, arbitration, enforcement, appeal, reconsideration, and other events or circumstances that may have a material adverse effect on the Applicant or the Applicant’s main property or on the performance of the Contract. The Applicant’s important assets do not involve any enforcement, seizure, attachment, freezing, lien, or regulatory measures, and there are no circumstances that may lead to such measures. If so, the Applicant shall immediately notify the Bank.

9.5 The Applicant has obtained or will obtain all relevant approvals, permits, filings or registrations required for the signing and performance of the Contract, including but not limited to the approval of the State Administration of Foreign Exchange and its branches.

9.6 The Applicant has obtained the government license, approval, registration, filing, etc. required for using the loan hereunder for the fixed asset investment, including but not limited to planning approval, project review, land use approval, environmental impact assessment, etc., if any.

9.7 Loan projects and their loan matters are in compliance with laws and regulations. Working capital loans will not be used for investment in fixed assets, equity, etc., and will not be used in areas and uses prohibited by the state for production and operation. The Applicant promises not to misappropriate the working capital loan and will accept the inspection and supervision in accordance with the Contract.

9.8 The Applicant shall provide financial statements, all account opening accounts and deposit and loan balances and other relevant information required by the Bank within the time limit required by the Bank, ensure that documents, statements, materials and information (including the Guarantor’s documents, statements, materials and information) provided during the signing and performance of the Contract are true, complete, objective, accurate, legal and valid, and do not contain any false records, misleading statements or major omissions. The financial statements are prepared in strict accordance with PRC GAAP. The Applicant further undertakes to agree to provide the financial information or other materials with respect to the Applicant and its subsidiaries, related parties and the Guarantor audited by the auditors from time to time as required by the Bank, and immediately notify the Bank when the business characteristics and scope of the Applicant and its subsidiaries and related parties and the Guarantor change. The Applicant ensures that it continues to meet the financial indexes of the Bank.

For the purpose hereof, with respect to the Applicant, related parties are defined as follows: if one party controls, jointly controls or exerts significant influence on the other party, and two or more parties are under the control, joint control or significant influence of the other party. For the purpose hereof, control means that one party has the right to decide the financial and business policies of the other party, and can benefit from the other party’s business activities. Joint control refers to the common control over an economic activity in accordance with the contract and it exists only when the important financial and operational decisions related to the economic activity require the unanimous consent of the investors sharing control. Significant influence refers to the power to participate in decision-making on the financial and operating policies of an enterprise, but it cannot control or jointly control the formulation of these policies with other parties.

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9.9 The Applicant will strictly abide by the terms of the Contract and fulfill corresponding obligations and commitments.

9.10 Any guarantee provided by the Applicant or the Guarantor will be fully effective upon completion of the improvement procedures and there is no dispute of ownership and no guarantee may be cancelled without the consent of the Bank.

9.11 The background based on which the Applicant applies to the Bank for handling business is real and legal and it will not be used for money laundering and other illegal purposes.

9.12 The Applicant does not conceal any event that may affect the financial status and performance ability of the Applicant and the Guarantor.

9.13 The Applicant and any of its shareholders and related parties did not involve any liquidation, bankruptcy, reorganization, merger, division, reorganization, dissolution, capital reduction or similar legal proceedings, nor did it result in any circumstances that may lead to such legal proceedings.

9.14 If the Applicant has or will sign the counter guarantee agreement or similar agreements with the Guarantor hereto with respect to the guarantee obligations, the agreement will not damage any rights of the Bank under the Contract.

9.15 In addition to the above warranties and commitments, the Applicant further warrants and promises as follows:

1) If the Applicant applies for the fixed assets loan amount, the Applicant guarantees and promises that: a. the capital in the same proportion as the loan is fully available; b. the actual progress of the loan matches the invested amount; c. the Applicant will not evade the entrusted payment method by breaking up the whole into parts; d. under self payment, the Applicant submits the “planned/actual payment list” to the Bank at least quarterly after the loan is issued; e. in the event of project financing loans, in principle, the Applicant’s own funds must be used in the same proportion as the loan or the Applicant’s own funds are used up before using the loan.

2) If the Applicant applies for the working capital loan amount, the Applicant guarantees and promises that: a. the Applicant will not evade the entrusted payment method by breaking up the whole into parts; b. under self payment, the Applicant submits the “planned/actual payment list” to the Bank at least quarterly after the loan is issued.

3) If the Applicant applies for the opening of import letter of credit, domestic letter of credit, guaranteed delivery, import bill, export bill, opening letter of guarantee/standby letter of credit, overseas payment and other credit extension business, the Applicant’s guarantee and commitment must also comply with the relevant provisions of the special terms of the credit business in Chapter II.

4) If the Guarantor is an overseas institution or individual (the “overseas guarantor”), the Applicant guarantees and promises that: a. it always meets the qualifications for foreign-invested enterprises to handle the foreign-invested domestic loan business, and the total foreign debts do not exceed its bets during the entire period from the date of signing the Contract to the date when the Applicant repays principal and interest. The Bank’s review of the Applicant’s conditions and bet difference does not exempt the Applicant from the above warranty obligations; b. to increase new external debt (including but not limited to short-term foreign debt, medium- and long-term foreign debt or new foreign-invested domestic loan business), the Applicant shall obtain the previous consent of the Bank in writing; c. if the Applicant is subject to equity transfer, change of total investment or registered capital, the change of shareholders or the shareholding structure or the change of business scope, etc., it shall obtain the written consent of the Bank in advance, and may not affect its obligations and responsibilities under the foreign-invested domestic loan business, nor will it cause it to no longer have the qualifications for the foreign-invested domestic loan business or make the Applicant’s guarantee performance amount exceeds the allowable registration amount when credit provided by the Bank expires; d. after the overseas guarantor fulfills the guarantee obligations, the Applicant shall promptly handle the foreign debt registration in accordance with the relevant regulations and the requirements of the Bank and within the time limit required thereby. If the foreign exchange administration imposes punishment as the outstanding principal balance of the external debt exceeds the sum of the previous year’s unaudited net assets and the external debts, it shall promptly accept punishment; The Applicant shall promptly perform the repayment obligation to the overseas guarantor, and all the guarantees with respect to the Applicant and the overseas guarantor shall be handled by the parties themselves and may not be involved with the Bank; e. the outstanding principal of the external liabilities formed by the foreign-invested domestic loan business may not exceed the sum of the unaudited net assets of the previous year and its own external debts; f. provide information as required by the Bank (including but not limited to the unaudited net assets of the Applicant in the previous year, the current amount of foreign debts available, the amount of foreign-invested domestic loans with domestic financial institutions, debt defaults, and foreign debt registration and settlement, the outstanding principal of external liabilities arising from foreign-invested domestic loans) and guarantee the truthfulness, completeness, validity and follow-up update of the information and data provided; g. if the Applicant breaches in terms of guarantee under any foreign-invested domestic loan business after the Contract is signed, the Applicant shall promptly notify the Bank and further promises that the Applicant may not make application hereunder unless the Applicant has paid off all external liabilities under the foreign-invested domestic loans in which the guarantee has been performed and it has been approved by the State Administration of Foreign Exchange or its authorized branches.

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5) The Applicant agrees to handle the matters uncovered in the Contract and the related documents according to laws and regulations, the Bank’s related provisions and business practice.

Article 10 The Applicant’s rights and obligations

10.1 The Applicant shall use the loan and/or other credits in accordance with the terms and/or promises hereunder.

10.2 The Applicant shall accept the Bank’s loan payment management, post-loan management and related inspections and supervision, and provide sufficient assistance and cooperation.

10.3 If the Applicant or the Guarantor is subject to any changes in business license, articles of association, business scope, registered capital, or legal representative, the Applicant shall notify the Bank in writing and provide the latest relevant materials within ten natural days from the date of the change.

10.4 In the event of any circumstances that may affect the Applicant’s or the Guarantor’s financial position and ability to perform, including but not limited to mergers, divisions, capital reductions, equity transfers, foreign investments, substantial increases in debt financing, transfer of material assets and claims, and others that may adversely affect the Applicant’s solvency, the Bank’s consent must be obtained in advance.

10.5 If the Applicant knows that the Guarantor has or may have the following circumstances, the Applicant shall immediately notify the Bank and actively cooperate with the Bank to implement the safeguard measures for the safe repayment of the principal and interest of the loan and other credits and all related expenses under the Contract:

1) it incurs difficulty in operations, significant financial loss, loss of assets or other financial crisis;

2) it is subject to business stoppage, liquidation, business stoppage for internal rectification, or its business license is revoked or canceled or application for or being filed for bankruptcy, dissolution and other circumstances;

3) its controlling shareholders and other affiliates suffer from major financial crisis in terms of operation or finance, affecting its normal functioning;

4) there are significant related party transactions between it and its controlling shareholders and other affiliates, affecting its normal operation;

5) in the event of any litigation, arbitration or criminal or administrative penalty that has a material adverse effect on its operation or property status;

6) it carries out any changes in business methods such as joint venture, cooperation, contracting management, recombination, and restructuring;

7) its property or collateral is seized, attached or supervised, or a new guarantee is created on the collateral;

8) its shareholders, directors and current senior officers are suspected of major cases or economic disputes;

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9) the Applicant breaches other contracts;

10) it is divorce, disappears or dead when the Guarantor is a natural person;

11) other circumstances that are materially unfavorable to its operations, financial condition or solvency.

10.6 The Applicant shall repay the principal and interest and related expenses in the same currency as the loan and other credits in full and on time according to the Contract; or deposit the aforementioned funds into the designated account in advance as required by the Bank, and may not withdraw, transfer, pledge or otherwise dispose or create any claims on the funds.

10.7 Any payment made or amount payable by the Applicant to the Bank shall not be deducted from taxes and other fees of any nature. If tax and other expenses are deducted in accordance with laws and regulations, the Applicant shall make up.

10.8 The Applicant agrees to make compensation in full for any disputes, controversies, claims, expenses, losses, expenses and other payments incurred by the Bank in connection with the provision of credit or any services.

10.9 The Applicant may not omit to make management and recover the claims fall due or disposes of claims or properties for free or other improper ways.

10.10 If the Applicant belongs to a group client defined in Article 12.2, it shall timely report the related party transactions involving more than 10% of the net profit to the Bank, including but not limited to the related party relationship of parties, items, nature, trading amount and corresponding proportion as well as pricing policies (including the transactions without amount or with only a symbolic amount).

10.11 The Applicant may not transfer, assign, update or dispose of any of its rights and/or obligations under the Contract or any interest in connection with such rights and obligations without the written consent of the Bank.

10.12 If the Bank needs to make external payment before the following business expires, including providing the Applicant with bank guarantees, issuing international letters of credit and domestic letters of credit, entrusting correspondent banks to open international letters of credit and domestic letters of credit, opening bank acceptance bills, guaranteed delivery, and opening back-to-back international letter of credit and domestic letter of credit, overseas payment, domestic payment, etc. or due to the beneficiary’s call to the Bank, the Applicant shall deposit sufficient amount or deposit for the Bank to make external payment, and the Bank also has the right to debit the Applicant’s foreign currency or RMB account in the Bank as the backup payment; and the Applicant agrees to create pledge guarantee on the margin account for guaranteeing its debts due to the Bank and immediately issues a written pledge confirmation to the Bank after depositing each pledge. Pledge guarantee extends to the debt principal, interest and the expenses incurred by the Bank to realize its claims under the business. The account is only for the Applicant to deposit its cash deposit. Once the money is included into the deposit account and pledge to the Bank by the Applicant in writing, it is deemed as a specialized deposit and constitutes the pledge property. The pledge will take effect from the date of being included into the deposit account and be deemed to be delivered to the Bank in an indirect possession and shall be held and controlled by the Bank on behalf of the Applicant. The Applicant may not use the funds in the deposit account without the consent of the Bank. If the provision or deposit is insufficient for the Bank to make external payment, the Applicant is obliged to pay off the above payment.

10.13 other rights and obligations as agreed hereunder.

Article 11 The Bank’s rights and obligations

11.1 The Bank has the right to review and determine whether to grant a single credit to the Applicant, and to review the use of the credit by the Applicant each year or from time to time. If the Bank believes that it is necessary to adjust or is not suitable to continue to grant the credit line to the Applicant, the Bank has the right to adjust the comprehensive credit line and its specific period, and/or cancel unused credits in full or in part or declare that all or part of the Applicant’s credit under the Contract expire immediately without prior notice to the Applicant.

11.2 The Bank has the right to request the Applicant to provide information related to the credit line, and to investigate the legality, authenticity, completeness and validity of the information and documents provided by the Applicant. The Bank also has the right to investigate the Applicant’s credit standing.

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11.3 The Applicant agrees that the Bank has the right to disclose any of its information to: 1) any intended transferee of the Contract or the party entitled to the rights hereunder; 2) the Bank’s offices, branches and other necessary entities; 3) any government, financial, taxation, regulatory and other administrative agencies or judicial organs; 4) those who provide external professional services to the Bank, including but not limited to lawyers, auditors, etc.

11.4 The Bank has the right to get to know the Applicant’s production, operation and financial activities.

11.5 The Bank is entitled to check the use of the loan and/or other credit lines, the Guarantor’s credit status or the collateral status.

11.6 If the Guarantor provides mortgage or pledge, the Bank has the right to request an assessment agency approved by it to evaluate the value of the pledge. If the value of the collateral (pledge) has dropped significantly and it is no longer sufficient as a guarantee for contractual debts, the Bank has the right to require the Applicant to return part of the credit or provide other guarantees approved by the Bank.

11.7 The Bank has the right to adjust the credit line according to the exchange rate change, require the Applicant to provide other guarantees or immediately repay the excess.

11.8 The Bank is entitled to require the Applicant to repay in full and on time the principal and interest of the loan and other loans extended under the Contract. The Bank is entitled to make deductions from any account opened by the Applicant in any business outlet of Fubon Bank, to repay the debts owed by the Applicant in the Contract.

11.9 For working capital loans, the Applicant agrees that the Bank has the right to recover the loan in advance according to the withdrawal of the Applicant’s funds.

11.10 If the Bank provides the Applicant with bank guarantees, issue bank acceptance bills, guaranteed delivery, issue international letters of credit and domestic letters of credit, entrust correspondent banks to open international letters of credit and domestic letters of credit, open back-to-back international letter of credit and domestic letter of credit and other credit lines, the Bank has the right to pay the amount claimed immediately upon receipt of the demand/claim/payment request, without asking or obtaining the Applicant’s additional consent and the Bank is not obliged to investigate and verify the facts involved in the demand/claim/payment request.

11.11 The Bank is entitled to transfer the rights and obligations under the Contract and the relevant guarantee documents at any time according to the law and without the consent of the Applicant, and take such means as it deems appropriate, including but not limited to fax, post, personal service, announcement in the public media, etc., to notify the Applicant of the transfer. The Applicant shall continue assuming liability to the Bank and its rights transferee and beneficiary in accordance with the Contract. Notwithstanding such assignments, the Contract and related documents will continue to be valid for the Applicant and the Applicant agrees to continue to be bound by such documents. The Bank has the right to provide a copy of the Contract and any information hereunder to any entity/person who intends or has entered into any type of transfer intent with the Bank.

11.12 The Bank is entitled to request the Applicant to explain significant and abnormal funds inflows and outflows and supervise the account involved.

11.13 other rights and obligations as agreed hereunder.

Article 12 Event of default

12.1 Any of the following matters is considered an event of default under the Contract:

1) The Applicant fails to repay in full and on time the principal and interest of the loan and other expenses under the Contract.

2) The Applicant has not used the loan or other credit for the agreed purposes and according to the agreed terms of payment.

3) The Applicant has not obtained the written consent of the Bank to transfer the debt.

4) The materials provided by the Applicant to the Bank (including but not limited to financial statements, vouchers, basic contracts, etc.) or factual statement are false or incomplete or contrary to the facts or conceal any important truth.

5) The Applicant refuses to, hinders from or fails to cooperate with the Bank’s supervision and check of the credit use, the Guarantor’s credit status or the collateral status.

6) The Applicant and its related parties breach the Contract or any other contract or agreement signed with any business outlet of Fubon Bank or any other contract or agreement signed with a third party (including but not limited to other financial institutions).

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7) If the Applicant applies for the fixed assets loan amount, the Bank will determine that the Applicant’s net assets are negative or loss for two consecutive years based on the Applicant’s latest audited annual financial report.

8) The Applicant has not paid any debts under any contract that are due or declared expired before the due date.

9) The Applicant fails to accept the bill issued by it to any other person when it falls due or the guarantee provided to any other person is required to be performed.

10) The Applicant’s business scope or business operations have undergone major changes.

11) The Applicant is subject to insolvency, business stoppage, liquidation or its business license is revoked or canceled or application for or being filed for bankruptcy, dissolution and other circumstances.

12) If the credit status of the Applicant declines, or there is any material adverse event on the management, operation, assets, financial status or solvency, or it breaks through the index constraints or other financial agreements stipulated herein, and it fails to notify the Bank immediately or fails to make improvement within the period as required by the Bank.

13) The Applicant omits to make management and recover the claims fall due or disposes of claims or properties for free or other improper ways.

14) Any guarantee provided by the Applicant or the Guarantor is no longer valid or the title is disputed or becomes unenforceable or the Bank believes that the value of any such guarantee is substantially depreciated.

15) The Guarantor violates the guarantee contract, or breaches other contracts entered with any business outlets of Fubon Bank.

16) The Applicant involves or may be involved in major economic disputes, litigation, arbitration, supervision by the court and other competent authorities or its accounts or assets are seized, attached, frozen, deducted or enforced, or is investigated or punished by the judiciary or tax, industry and commerce or other authorities according to the law, which may or may have affected the performance of its obligations under the Contract.

17) The Applicant’s shareholders, directors, major individual investors or key officers abnormally change, are missing or investigated or restricted by the judicial authorities according to the law or the controlling shareholder’s credit status or operating conditions are abnormal, which may or may have affected the performance of their obligations under the Contract.

18) There are significant and abnormal capital inflows and outflows in the designated funds withdrawal account and the Applicant cannot provide explanatory materials approved by the Bank.

19) The Guarantor (natural person) has no capacity for civil conduct, disappears or is dead without heir, beneficiary, property supervisor (administrator) or guardian, or his heir, beneficiary, property supervisor (administrator) or guardian refuses to perform the Contract; the Guarantor (legal person) enters or may enter into the suspension, liquidation, dissolution, revocation, bankruptcy, merger, reorganization, separation or major litigation, arbitration or administrative procedures, which can affect its ability to guarantee.

20) The Applicant or the Guarantor violates other interim/post loan conditions in the Bank Credit Notice.

21) The Applicant violates Article 4.8.

22) The Applicant breaches any agreements made in specific contracts.

23) Without the consent of the Bank, the Applicant disposes of the assets for the fixed assets investment project or uses the loan under the Contract to establish a guarantee for a third party or allow the existence of the foregoing guarantee.

24) The Guarantor under the Contract has any of the above circumstances or violates the relevant provisions of the Contract or the guarantee contract.

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25) To the Bank’s reasonable judgment, there have been other events that may substantially damage the Bank’s interests under the Contract and have a material adverse effect on the continued performance of the business, which include but not limited to major changes in the market related to the business handling, foreign exchange supervision, other nations’ political situation, financial situation or other force majeure events or significant adverse changes in the performance of other parties involved in the business handling.

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12.2 In addition to the event of default as stipulated in Article 12.1, if the Applicant is a group customer identified by the Bank, the following matters are further regarded as the event of default under the Contract:

1) The Applicant provides false materials or conceals important operating or financial information.

2) The original purpose of the loan changes without the consent of the Bank or the Applicant uses the loan or uses the bank credit to engage in illegal transactions.

3) The Applicant uses false contracts with the related parties, conducts bank discount or pledge to cash funds or credit with the notes receivable, account receivable or other claims with no real trade background.

4) The Applicant refuses to accept the Bank’s supervision and inspection of its use of credit funds and related operating and financial activities.

5) The Applicant is subject to significant mergers, acquisitions and restructurings, etc., which the Bank believes may affect credit security.

6) The Applicant intends to evade the Bank’s claims through related party transactions.

7) Other major breaches identified by the Bank.

A group customer refers to a corporate legal person customer that has one of the following conditions: a) directly or indirectly controlling other corporate legal persons on the equity or controlled by other corporate legal persons; b) jointly controlled by a third-party corporate legal person; c) directly or indirectly controlling other corporate legal persons in terms of major business decisions or business management or controlled by other corporate legal persons; d) directly controlled or indirectly controlled by its major individual investors, key officers, and family members closely related to the foregoing (including direct family relationships within three generations and the kinship within the second generation), among which, the key officers include chairman, legal representative, executive director and general manager; e) there are other associations, that the Bank deems necessary to conduct credit management as a group customer.

Article 13 Treatment in the event of breach

13.1 When an event of breach occurs, the Bank has the right to take any or several of the following measures:

1) Requesting the Applicant and the Guarantor to correct breach within a specified period.

2) Reducing or canceling the credit line under the Contract, or stopping the use of the remaining credit line.

3) Adjusting RMB credit execution interest rate under the Contract to 45% plus the strike rate on the adjustment date and applying it immediately; adjusting foreign currency credit execution interest rate under the Contract to 3% plus the strike rate on the adjustment date and applying it immediately. After the Bank makes a decision to raise the interest rate, it shall notify the Applicant in writing within five working days.

4) Terminating or removing the Contract or terminating or removing other contracts entered into by and between the Applicant and the Bank in whole or in part.

5) Requiring the Applicant to provide a full deposit pledge for the payment of bank acceptance bills, letters of guarantee, standby letter of credit, letter of credit, guaranteed delivery, overseas payment and other credit business that do not fall due. If the Applicant does not provide, penalty interest will incur as agreed in Article 5.3 from the date when the Bank makes payment on its behalf.

6) Requiring the Applicant to provide a separate guarantee, mortgage, pledge or other guarantees approved by the Bank.

7) The loan principal and/or interest that the Applicant fails to pay on time is regarded as overdue loan, for which, penalty interest will incur according to Article 5.3 from the date of delay.

8) Declaring that all or part of the Applicant’s credit under the Contract expire immediately and requiring the Applicant to immediately repay part or all of the loan principal, interest and expenses, and from the date of the breach of contract, all interest and principal that have been issued will be subject to interest at the interest rate specified in Article 5.3 until the Applicant has paid off all debts.

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9) The Bank directly makes deductions from any account opened by the Applicant in any business outlet of Fubon Bank, to offset the debts owed by the Applicant in the Contract without notifying the Applicant in advance. The outstanding amount in the account will be deemed falling due in advance. If the currency in the transfer account is inconsistent with the actual currency, the deduction will be made on the basis of the exchange rate applicable to the Bank on the deduction date, and the relevant risks and losses will be borne by the Applicant.

10) Disposing of the collateral or pledge, paying off the principal and interest of the loan, or recovering the joint liability of the Guarantor according to the law, or recovering from the party providing other guarantees.

11) Requiring the Applicant to compensate the Bank for the losses caused by its breach of contract.

12) Taking other remedies permitted by the laws and regulations and the Contract.

13.2 Under the above circumstances, the Applicant assumes all losses caused to the Bank due to breach of contract. In the event of any of the above cases, the expenses incurred in collecting the principal and interest of the loan, including but not limited to the announcement fee, the service fee, the appraisal fee, the lawyer’s fee, the legal fee, the arbitration fee, the travel expenses, the property preservation fee, etc., will be assumed by the Applicant.

13.3 Where the Bank claims subrogation right against the debtor of the Applicant according to the law, or requests the court to revoke the Applicant’s waiver of its due debt or transfer of the property without compensation, and at an unreasonably low price, the Applicant shall provide all necessary cooperation and assistance as required by the Bank, with all expenses incurred by the Bank being borne by the Applicant.

Article 14 Effectiveness, modification and revocation

14.1 The Contract will enter into force after the legal representatives (persons in charge) or authorized agents of the Parties sign the same and affix their official seals hereon.

14.2 Where the Bank cannot perform the Contract or cannot perform the same as agreed due to changes in laws and regulatory regulations or the requirements of the regulatory departments, the Bank has the right to terminate or change the performance of the Contract in accordance with the changes of the laws and regulatory regulations or the requirements of the regulatory departments. In the event that it thereby terminates or changes the Contract, which makes the Bank cannot perform or perform as agreed, the Bank will be exempted from liabilities.

14.3 Any changes in the terms of the Contract and other matters uncovered will be made through friendly negotiation in writing and changes or modifications constitute an integral part hereof. The modification or supplementary agreement will have the same legal force as the Contract.

Article 15 Miscellaneous

15.1 Rights reserved

The Bank’s tolerance, grace or delay in enforcing or failure to enforce some or all of the rights or benefits of the Bank in the Contract with respect to any breach of contract or delay of the Applicant, will not damage, affect or limit the Bank’s rights and benefits as a creditor under the Contract and relevant laws, or may not be deemed as a license or endorsement by the Bank of any breach of the Contract, nor shall it be deemed as the Bank’s waiver of the rights to take actions for the existing or future default or exemption from the Applicant’s obligations and responsibilities.

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15.2 If and in the event that the Contract becomes void, or invalid in law in part for whatever reason, the Applicant shall assume all the liabilities owed to the Bank under the Contract. In the event of the above cases, the Bank has the right to terminate the Contract and immediately recover all debts owed by the Bank under the Contract from the Applicant.

15.3 The address filled in by the Applicant in the Contract is the confirmed mailing address and the address for service of the legal instruments. If there is any change, the Applicant shall notify the Bank in writing within ten natural days after the change with the postal cost incurred being borne by the Applicant. The original address is still considered valid until the Bank receives the Applicant’s notice of change. If the Bank’s address changes, it only needs to be announced at the business premises or through other channels.

The notices and requirements related to the Contract between the Bank and the Applicant shall be sent by registered mail, EMS or other written forms agreed by them. Any communication or document made or delivered by the Bank to the Applicant under the Contract or for the Contract shall be deemed to be validly served in the following circumstances:

a) If delivered by hand, at the time of delivery by hand;

b) If sent by letter, on the second (2) natural day for the same city, the fifth (5) natural day for different cities after the envelope marked with such address is mailed with postage prepaid;

c) If sent by e-mail or other electronic means of communication, at the time of receipt in a clearly visible form;

d) If transmitted by telex or fax, at the time of completion of the transmission and receipt of the correct number or fax report;

e) In the case of notification of transfer or collection by making an announcement in public media or other means, it shall be deemed to have been served to the other party on the date of the announcement.

The Applicant agrees that the Bank entrusts a courier to send notices, documents or other written documents relating to the Contract. If there is any loss or delay in the process of sending, the Bank will not bear any responsibility. However, the Bank will actively cooperate with the Applicant and take remedial measures to minimize risks and economic losses.

15.4 If any provision hereof is deemed illegal, invalid or unenforceable in any aspect at any time, other provisions hereof will still be valid, and the legality, validity and enforceability thereof may not be affected or impaired.

15.5 If the Bank transfers the claims hereunder, the Contract continues to apply to the Applicant and the assignee.

15.6 During the term of the Contract, if the Bank completes the change of company name in accordance with the relevant procedures stipulated by laws and regulations, it will not affect all rights and obligations of the Bank under the Contract. The Bank agrees to make an announcement on the business outlets and/or the official website after the name change is completed. The Bank’s completion of the aforementioned announcement is deemed to have completed its notification obligation to the Applicant. Except with the consent of the Bank, the Applicant has no right to require the Bank to issue any other form of notice for the change of company name.

15.7 Where, from the date of signing the Contract to the debt satisfaction under the Contract, the Applicant irrevocably authorizes the Bank to handle various credit business for the Applicant, it can check the Applicant’s credit information via the financial credit information base and other credit reporting agencies legally established and use the credit information. The Bank shall not disclose the Applicant’s credit information to any person without the consent of the Applicant in writing, except in the following cases: (1) disclosure made to any court, judging agency, regulatory body, government agency that has jurisdiction and regulatory power over the Bank; (2) otherwise made as required by laws and regulations. Where the Bank enters, inquires or uses the Applicant’s information beyond the above-mentioned scope of use, all the consequences and legal liabilities arising therefrom will be borne by the Bank. The Applicant agrees that the Bank can report the Applicant’s credit information to the financial credit information base and other credit reporting agencies legally established. The Applicant is fully aware of and understands all contents of the above-mentioned terms on authorization and grants authorizations to the Bank on this basis.

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15.8 The valid vouchers supporting the Bank’s claims under the Contract shall be subject to the accounting vouchers issued and recorded by the Bank in accordance with its own business regulations.

15.9 Without prejudice to other agreements under the Contract, the Contract is binding upon the Parties and their respective successors and assignees.

15.10 The headings of the clauses and sub-clauses of this Contract are inserted for convenience only and shall not affect the meaning and interpretation of any clause hereof.

15.11 If the Bank needs to entrust other business outlets of Fubon Bank to fulfill the rights and obligations under the Contract due to business needs, or to transfer its business hereunder to other business outlets of Fubon Bank and the Applicant acknowledges the same. Other business outlets of Fubon Bank authorized by the Bank, or other business outlets of Fubon Bank undertaking the business hereunder have the right to exercise all the rights under the Contract and file a lawsuit or apply for enforcement to the court in connection with the disputes hereunder in the name of the foregoing business outlets.

15.12 The Applicant agrees that the Bank will entrust a third party with the accompanying business (including but not limited to debt collection and other items) related to the Contract, and that the Bank will provide relevant information and materials of the Applicant under the Contract to the above third party for handling the entrustment.

Article 16 Applicable laws and disputes resolution

16.1 The Contract is governed by the laws of the People’s Republic of China (excluding Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan region). If a dispute arises between the parties to the Contract in the performance of the Contract, it may be settled through negotiation, failing which, either party may file a lawsuit in the people’s court with jurisdiction where the Contract is signed or the defendant is located. If other forums are selected, it may be determined in the supplementary clause. During the negotiation and arbitration, the clauses in the Contract not involving the disputes shall still be fulfilled.

Chapter II Particular Conditions of Partial Credit Business

Article 17 Special clauses under the business of import letter of credit

17.1 For the purpose hereof, the so-called issue of import letter of credit refers to the act of the issuing bank, at the application of the applicant (hereinafter referred to as the “applicant” in this clause), to issue to exporter (beneficiary) conditional written payment commitment for the payment against a letter of credit within the prescribed time limit.

17.2 The Applicant agrees that the issuing bank will handle all matters under the letter of credit in accordance with the latest version of the International Chamber of Commerce’s Uniform Customs and Practice for Documentary Credits, and assume the obligations and responsibilities arising therefrom.

17.3 The opening of and modification of the letters of credit

1) If the issuing bank accepts the application from the applicant for issue of a L/C, the L/C shall be issued according to the application submitted by the applicant, and the final content shall be subject to that set out in the L/C issued by the issuing bank.

2) The issuing bank’s request against the applicant to submit documents or documents related to the opening of the letter of credit, such as trade contracts, etc. will not be construed as obligatory to open a letter of credit in accordance with such documents.

3) If the applicant needs to amend the letter of credit, it shall submit an application for amendment of the letter of credit to the issuing bank. The Applicant agrees that the issuing bank will handle matters with respect to the amendment to the letter of credit in accordance with the foregoing Uniform Customs and Practice for Documentary Credits, and assumes the obligations and responsibilities arising therefrom. Once issued, the Application for Modification of the Letter of Credit will immediately be binding upon the applicant. However, all changes under the letter of credit will not take effect until the beneficiary and the confirming bank (if any) accept it. If the amendment of the letter of credit involves increasing the amount thereof, deposit or other guarantees shall be provided as required by the issuing bank.

4) The issuing bank has independent judgment on the modification of the letter of credit. It has the right to refuse to accept the application for modification submitted by the applicant, and also has the right to make suggestions on the contents of the amendment. If the amendment of the letter of credit involves the amount, currency, interest rate, time limit, etc., and the issuing bank considers that the obligations of the Guarantor are aggravated, the issuing bank has the right to request the Applicant to increase the deposit or other guarantees, and/or require the Applicant to obtain the written consent of the Guarantor. Otherwise, the issuing bank has the right to refuse to accept the Applicant’s application for modification.

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5) The modification of the letter of credit does not change the Applicant’s other rights and obligations in the Contract.

6) The Applicant shall pay to the issuing bank all the expenses incurred due to the opening and modification of the letter of credit (including the relevant bank fees that the foreign beneficiary refuses to bear) as agreed. Unless otherwise agreed by the Parties, the relevant fees shall be based on the billing standards of the issuing bank.

17.4 External payments under a letter of credit

1) During the validity period of the letter of credit, upon receipt of the notice from the issuing bank, the Applicant shall notify the issuing bank of the handling of the documents within the time specified in the notice. Otherwise, the Applicant will be deemed to have no refusal to pay the letter of credit and agree that the issuing bank makes external payment/accepts the letter of credit/commits to make payment.

2) Where the Applicant shall notify the issuing bank of accepting the documents within the time specified in the notice and the issuing bank agrees with the same, the issuing bank makes external payment/accepts the letter of credit/commits to make payment. The Applicant shall deposit the monies for payment as agreed in the application for opening.

3) If the Applicant informs the issuing bank of accepting the letter of credit, but the issuing bank disagrees, the issuing bank has the right to decide whether to refuse to pay according to whether the documents and letter of credit are in conformity; if the Applicant agrees to provide the issuing bank with sufficient deposit or other payment guarantees, the issuing bank has the right to waive the right to dishonor or to retain the right to dishonor as the case may be.

4) In each letter of credit business under the Contract, the Applicant shall ensure that the relevant payment or acceptance procedures are handled when the issuing bank determines that the documents and the letter of credit are in conformity.

If the payment or acceptance is refused due to the inconsistency of the documents and the letter of credit, the Applicant shall return the full set of documents to the issuing bank in writing within the time limit specified in the issuing bank’s notice, and attach the reasons for dishonor in written form. The issuing bank will determine whether to dishonor according to the international practice. The Applicant acknowledges that the issuing bank has the independent right to determine the reasons for dishonoring the letter of credit, and is entitled to bind the Applicant and the Guarantor accordingly. If the issuing bank believes that the reason for the refusal of the Applicant is not established or the Applicant has not returned the full set of documents or exceeds the time limit specified in the notice, the issuing bank has the right to independently decide to make external payment or accept the letter of credit, in which case, the Applicant still bears the obligation to make payment against the letter of credit and the corresponding interest and expenses to the issuing bank. At the same time, if the reason for the refusal of the issuing bank is determined by the remitting bank or the negotiating bank, the Applicant will assume all the responsibilities and bear the corresponding amounts and interest as well as other items including but not limited to legal fees, attorney fees, etc.

5) Regardless of whether the letter of credit can be dishonored under the Contract, the Applicant shall, at the latest payment date, transfer the amount payable under the letter of credit to the settlement account opened by the Applicant in the issuing bank for the purpose of repaying the Applicant’s debts under the Contract. Otherwise, the issuing bank has the right to deduct any amount from any of the Applicant’s accounts for payment of any money and fees under the letter of credit and to notify the Applicant. If the Applicant’s account balance is insufficient and the issuing bank advances the funds, the issuing bank has the right to charge the Applicants the penalty interest in accordance with Article 5.3 from the date of advance payment.

6) If the provision deposited by the Applicant is insufficient and the issuing bank makes advance payment, Once the payables are paid, it constitutes the debts of the Applicant to the issuing bank under the Contract, and the Applicant shall promptly pay off the debts.

17.5 Supplementary commitments

1) After the letter of credit is issued, if the import and export trade contract amends in relation to the letter of credit, the Applicant shall immediately notify the issuing bank in writing.

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2) After the issuing bank makes advance payment or accepts or honors the letter of credit, the issuing bank is entitled to dispose of the full set of documents/goods under the letter of credit or other security interests or property rights and interests to which it may be entitled in accordance with any applicable laws or regulations. If the right to dispose of the full set of documents/goods under the letter of credit belongs to the Applicant in accordance with the applicable laws, regulations or the judgment of the court or arbitration institution with jurisdiction, the Applicant agrees to unconditionally transfer such right to Party B to the maximum extent permitted by applicable laws and acknowledge all of the issuing bank’s acts and omissions regarding the disposal of the documents/goods. If the right to dispose of the full set of documents/goods under the letter of credit belongs to the issuing bank in accordance with the applicable laws, regulations or the judgment of the court or arbitration institution with jurisdiction, the issuing bank will reserve such right until the Applicant redeems the documents or repays the funds advanced by the issuing bank in full.

3) For forward bills confirmed or deferred payments accepted by the issuing bank, the Applicant will not request the issuing bank to stop payment for any reason, and within the scope permitted by laws and regulations, it will waive its right to for any reason apply for freezing or file a lawsuit with the court requesting for stopping payment under the letter of credit.

4) The risk of loss, delay, error, damage, etc. in the process of postal, telecommunications transmission or other transmission of business correspondence and documents under the letter of credit and the risk arising from the use of third party services by the issuing bank will be borne by the Applicant.

5) The issuing bank has the right to select the advising bank and the negotiating bank of the letter of credit and other banks to handle the relevant business according to the needs of the work.

6) Before the Applicant has paid the full amount of the letter of credit, the title to the documents under thereunder and/or the ownership of the goods represented by the documents belong to the issuing bank. The full amount of the above-mentioned letter of credit includes price for goods of the letter of credit (including the increase as a result of amendment to the letter of credit and/or the increase in foreign overflow), interest, and bank fees (including fees rejected by foreign beneficiaries or bank)

as well as the foreign exchange and RMB funds (including related legal fees, attorney fees, etc.) required for compensating the issuing bank for the letter of credit (including relevant legal fees, attorney fees, etc.).

7) The Applicant agrees to bear the expenses related to the Contract and its letter of credit, unconditionally repay the issuing bank’s advance payment and any other monies and expenses under the letter of credit of the Contract, and bear all losses incurred by the issuing bank, including but not limited to advances in principal and interest, liquidated damages, damages and other related expenses.

8) The letter of credit opened by the issuing bank is independent of any trade contract relationship. The Applicant is responsible for the authenticity and validity of the basic trade contracts and documents concerning the letter of credit and contents thereof. If there is any dispute or fraud in the trade contract involved in the letter of credit, the Applicant will resolve it on its own, and may not make any claims or requirements against the issuing bank in any way.

9) If the application for the issuance shall be completed in English, the Applicant shall bear the responsibility for the translational ambiguity arising from the Applicant’s completion in Chinese and/or the responsibilities and consequences arising from the unclear handwriting or ambiguous meaning.

10) Check is required in time after receiving the copy of the letter of credit and the revised version issued by the issuing bank. If there is any discrepancy, the issuing bank shall be contacted within two working days after receiving the copy. If not notified, it is considered correct.

11) The Applicant will comply with any applicable foreign exchange regulations and will promptly obtain or procure others to obtain any necessary import and export licenses or other licenses, and will compensate the issuing bank if it does not obtain such import or export license or other licenses or if there is any defect thereon or if there is no import or export license or other licenses. The Applicant warrants that no shipment or other transaction will be made in respect of any import L/C in violation of the regulations of the People’s Republic of China or any other applicable countries.

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12) Before the Applicant pays the issuing bank the amount of each import letter of credit and all debts, commissions, fees and interest related thereto, and before it satisfies all obligations to the issuing bank with respect to the import letter of credit and its related goods, the issuing bank may (but not necessarily) give instructions for the shipment, destination and delivery of any such goods as deemed appropriate by the issuing bank, as in the case of the Applicant, and directly reach arrangements (including changes or performance of any contract) as deemed appropriate by the issuing bank with the seller or the shipper or other person. The issuing bank is not liable for any loss arising from any such instructions or arrangements. Any direct intervention by the issuing bank will not affect the Applicant’s obligations to the issuing bank, and the Applicant shall reimburse the issuing bank for all payments made for any of the above interventions.

13) The import letter of credit referred to in the Contract includes any import letter of credit with an increase in the amount, extension or other modifications.

Article 18 Special clauses under the business of guaranteed delivery

18.1 The term “guaranteed delivery” as used in the Contract refers to the case that the applicant for the guaranteed delivery (hereinafter referred to as “the Applicant” in this clause) applies to the issuing bank (accepting bank) for going through the formalities for picking up the goods with the shipping company by producing the guaranteed delivery document signed by the accepting bank, since the arrival of the goods at the port of destination under the import letter of credit is earlier than the arrival of delivery document at the issuing bank.

18.2 The Applicant undertakes to be responsible for the authenticity and validity of the original bill of lading and other relevant documents, notes, applications and their contents corresponding to the guaranteed delivery documents under the Contract, and assumes all responsibility arising therefrom.

18.3 The Applicant undertakes not to create any form of guarantee on the goods to be picked up without the written consent of the accepting bank.

18.4 The Applicant undertakes to, upon receipt of the relevant documents, regardless of whether it is in full conformity with the relevant letters of credit or contracts and the bills and documents under the letter of credit, make payment or acceptance immediately as requested by the accepting bank, and will never propose to refuse to pay or accept for any reason (including but not limited to discrepancies or fraud). After the accepting bank issues a payment notice, if the Applicant fails to make a payment or acceptance as required by the accepting bank, the accepting bank has the right to deduct directly from the Applicant’s account and make payment on time. Once the Applicant applies to the accepting bank for issuing a guaranteed delivery document, it means a waiver of the right to refuse to pay due to discrepancies.

18.5 The Applicant shall, within fifteen days after receiving the original bill of lading, exchange for the original of the guaranteed delivery document under the Contract with the carrier and return it to the accepting bank. Otherwise, the accepting bank has the right to collect handling charges on the Applicant according to the provisions.

18.6 The Applicant undertakes not to refuse to pay the letter of credit or to make other claims against the accepting bank on the grounds that the goods do not conform to the bill of lading or any trade dispute with the exporter.

18.7 When the carrier of the bill of lading and its agent or the right assignee under the Contract claims against the accepting bank as agreed in the guaranteed delivery document, the accepting bank will perform the guarantee liability according to the guaranteed delivery document, and may specifically make payment in any of the following ways:

1) making deductions directly or via the accepting bank from any account opened by the Applicant in any business outlet of Fubon Bank and notifying the Applicant;

2) When the amount of funds in the Applicant’s account is insufficient, the accepting bank will notify the Applicant of making up the difference;

3) making payment by the accepting bank through the realization of counter-guarantee rights;

4) Advance payment by the accepting bank, and recourse against the Applicant and the counter-guarantor. The monies will ultimately assumed by the Applicant.

18.8 In the performance of the obligation to deliver the goods under the Contract to the carrier and its agents or rights assignees, the receiving bank may make external payments without the prior consent of the Applicant, and will only be responsible for the formal examination of supporting documents. It is not liable for the basic contract disputes involved, nor is it affected by any thereof, and is not liable for the authenticity of the relevant claim documents.

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18.9 If the accepting bank needs to advance payment for the performance of its guaranteed delivery document under the Contract, it has the right to charge the Applicant interest on the advance payment from the date of advance payment, and recover from the Applicant or through the realization of the counter-guarantee right the capital and interest, liquidated damages, damages and all other related expenses.

18.10 The Applicant guarantees to compensate for any losses incurred to the accepting bank due to the issuance of the guaranteed delivery document under the Contract, including but not limited to the advance payment, interest and other expenses (including but not limited to legal fees, application execution fees, attorney fees, travel expenses and other expenses to realize claims, etc.) payable for the guaranteed delivery.

Article 19 Special clauses under the business of import bill advance

19.1 For the purpose hereof, the term “import bill advance” means a kind of trade financing operations which the applicant for bill advance (hereinafter referred to as “Applicant” in this clause) applies for financing to the accepting bank when it requests for foreign currency payments due to trade needs, and requires the accepting bank to make external payment first and the Applicant repays the principal, interest and related expenses to the accepting bank on the maturity date, including but not limited to the import bill advance under the letter of credit, the import bill advance under the collection and the foreign exchange bills under the outward remittance.

19.2 If the accepting bank accepts the application from the Applicant for the import bill advance business, it shall deduct the bank fee and other related expenses payable by the beneficiary (if any) and then make payment according to the currency and amount agreed in the application for import bill advance accepted by the accepting bank to the account designated by the remitting bank.

19.3 The Applicant has the right to request the accepting bank to make timely payment in accordance with the Contract after signing the Contract and related documents and accepting the approval of the accepting bank. However, the Applicant must repay the principal and interest and the other expenses and losses that the Applicant should bear in strict accordance with the agreed time limit.

19.4 If the Applicant applies for bill payment to pay the amount of the letter of credit/handling the letter of credit and therefore pays deposit under the letter of credit to the accepting bank, the remaining part is automatically transferred to the deposit for the import bill advance.

19.5 After the accepting bank’s external payment (ie, payment of consideration), the Applicant agrees that the full set of documents/goods under the import business corresponding to the import bill advance business is fully vested in the accepting bank, which may retain such rights until the Applicant fully repays the trade financing provided by the accepting bank.

If the right to dispose of the full set of documents/goods under the import bill advance belongs to the Applicant in accordance with the applicable laws, regulations or the judgment of the court or arbitration institution with jurisdiction, the Applicant agrees to unconditionally transfer such right to the accepting bank to the maximum extent permitted by applicable laws and acknowledge all of the accepting bank’s acts and omissions regarding the disposal of the documents/goods.

19.6 For the Applicant’s application to the accepting bank for holding documents/goods, and repayment to the accepting bank’s financing with sales proceeds, the Applicant only acts as the trustee of the accepting bank, including but not limited to the custody of relevant documents, and handling of the storage, custody, transportation, processing, sales and insurance of the goods under the documents, as well as depositing the money into the account designated by the accepting bank. Therefore, the Applicant promises that the proceeds from the sales of the business under the import bill advance will be used first to repay the principal and other fees and charges of the Applicant at the receiving bank, and the Applicant may not postpone the payment or otherwise dispose of the goods in non-currency manner or below the market price, nor sell them to any person against whom the Applicant is not entitled to claim compensation. In addition, the Applicant shall not pledge/collateralize the goods indicated on the documents to the other person or subject the goods to any lien before the financing principal and interest and the expenses are paid off.

19.7 As entrusted by the accepting bank, at the request thereof, the Applicant shall submit details of the goods including any accounts, sales income or the sales contract related thereto to the accepting bank; the accepting bank shall have the right to inspect the goods at any time or re-occupy the same. In addition, when the Applicant sells the goods to a third party, it shall indicate to the third party the identity of the trustee as the accepting bank, and also notify the accepting bank when entering into the contract for processing the goods with any third party.

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19.8 Except those to be assumed by the accepting bank as required by laws and regulations, all expenses incurred in connection with the goods during the custody of the Applicant (including but not limited to insurance, warehousing, transportation, terminal charges, etc.) shall be borne by the Applicant, who undertakes to insure all possible risks of the goods at the market price thereof, list the accepting bank as the primary beneficiary on the original of the insurance policy. If the insured goods are damaged, the accepting bank is entitled to directly claim from the insurance company.

19.9 Before the full repayment of principal and interest as well as expenses, upon request by the accepting bank, the Applicant shall sign the relevant documents or perform the relevant procedures deemed necessary by the accepting bank to confirm the accepting bank’s ownership of the goods represented by the above-mentioned documents. The accepting bank has the right to dispose of the relevant documents and goods in such manner as it deems necessary, and if the proceeds are insufficient to settle the financing principal and interest, the Applicant shall otherwise raise funds in this regard.

19.10 If the Applicant expressly indicates inability to repay or the accepting bank believes with definite evidence that the Applicant is unable to repay the financing principal and interest and expenses as agreed, the accepting bank has the right to dispose of the relevant goods or related documents and use the proceeds to settle the debts owed by the Applicant. When the above proceeds are insufficient to pay off all debts, the accepting bank still has recourse to the Applicant.

19.11 All records, contents, endorsements, etc. of the relevant documents and the possession and control of the documents by the accepting bank under the import bill advance shall not be regarded as any form of reduction or exemption of the debts owed by the Applicant to the accepting bank, compensation or other forms of reduction thereof. The Applicant undertakes not to claim any compensation, recourse or other rights against the accepting bank for the foregoing reasons.

Article 20 Special clauses under the business of export bill advance

20.1 For the purpose hereof, the export bill advance refers to an act of financing by paying for the goods by the accepting bank to the Applicant before the issuing bank or the importer makes payment, after the Applicant submits the letter of credit and/or relevant documents to the accepting bank upon goods delivery, including but not limited to the export bill advance under the letter of credit and the export bill advance under the collection.

20.2 Once the fund under the export bill advance hereunder is issued by the accepting bank, it constitutes the debts of the Applicant to the accepting bank. The Applicant agrees to transfer the accounts receivable arising from the corresponding export sales contract to the accepting bank. If the accounts receivable are insufficient to repay the accepting bank’s principal, interest and all other losses of the export bill under the Contract, the Applicant agrees and authorizes the accepting bank to deduct the corresponding fund from the remittance from the foreign importer (buyer). The funds shall be used preferentially to repay the principal and interest, fees and all other losses of the accepting bank under the Contract; Moreover, it promises to raise sufficient funds for the repayment of the principal, interest and all other losses of the export bills under the Contract; otherwise, the accepting bank has the right to pursue and recover from the Applicant and directly deduct the corresponding amount from the foreign currency account or any other account with the accepting bank for repayment of the above amount.

20.3 The Applicant shall make sure that there is sufficient funds in the account opened with the accepting bank before the maturity date of the export bill under the Contract, and the accepting bank shall have the right to make deduction from the account. Where the Applicant fails to repay in full debts that fall due to the accepting bank on time, the accepting bank has the right to deduct directly from any of the Applicant’s accounts. If the Applicant fails to pay the amount due, the accepting bank has the right to exercise the security right or to take other measures to realize its claims.

20.4 Prior to the satisfaction of the principal and interest and other expenses hereof, the accepting bank has the right to directly use the proceeds received under the export bill without the consent of the Applicant to repay the principal and interest and other expenses of the export bill until all the debts have been settled.

20.5 If the accepting bank accepts the Applicant’s application for export bills, it shall, in the currency and amount specified by the Application for the Export Bill Advance as accepted by it, pay to the Applicant or the payee designated thereby after deducting the Applicant’s interest, post and telecommunications charges, bank charges (including foreign bank fees) and other related expenses in advance.

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20.6 If the accepting bank simultaneously handles the packaged loan business with the export bill advance under the letter of credit, the Applicant agrees that the loan borrowed for the export bill will be used by the accepting bank first in the order set forth in Article 8.6 to charge against the loan principal, interest and expenses provided by the Applicant for the packaged loan business and the balance will be paid to the Applicant.

20.7 The Applicant agrees that the accepting bank has the right to automatically use the corresponding amount to repay the debt of the Applicant’s export bill after receiving the proceeds from the export bill, without notifying the Applicant.

20.8 Applicant’s confirmation

1) Once the Applicant delivers the documents to the accepting bank and the accepting bank pays the money to the Applicant, the accepting bank will be entitled to dispose of the full set of documents/goods under the L/C/collection or other security interests or property rights and interests to which it may be entitled in accordance with any applicable laws. The accepting bank shall retain such rights and interests until its claims are fully satisfied. When the accepting bank is unable to obtain compensation for various reasons, it has the full right to make an absolute auction, resale and sale of the goods under the documents delivered by the Applicant, and to be compensated by using the proceeds on a priority basis.

2) As for any export bill advance subject to nonconformity between documents and certificates, the accepting bank shall have the right to request the advance repayment by the Applicant under documentary bills and other remedial measures as specified in the Contract, when the recovery of receivables in relation to the exported goods are affected by any factor.

20.9 If the accepting bank requires the Applicant to insure short-term export credit insurance with its approved insurance company (the “insurer”), the Applicant shall abide by the following agreement:

1) If the Applicant changes the terms of payment of the import and export sales contract, the payment term and other contents as agreed in the Contract, it must obtain the prior written consent of the insurer. After obtaining the written consent of the insurer, the Applicant is obliged to submit the revised contract and the written approval document of the insurer to the accepting bank for retention.

2) The Applicant must report all the exports within the scope of the corresponding insurance policy to the insurer in full according to the reporting method and format prescribed by the insurer, and pay the insurance premium in time and in full. At the same time, the Applicant is obliged to entrust all the above-mentioned declared export settlement services to the accepting bank for settlement.

3) The Applicant is obliged to fully perform the obligations under the insurance contract. if there is an insured event under the insurance, the Applicant must promptly notify and claim in accordance with the insurance contract, and submit the Probable Loss Notice, Claims Application and the related claim documents to the insurer. At the same time, the relevant documents will be copied to the accepting bank. If the accepting bank deems it necessary, the Applicant is obliged to authorize the accepting bank to make a claim on its behalf.

4) The Applicant will fully fulfill its obligations under the above insurance policy and other relevant legal documents, and the breach of contract under the above-mentioned legal documents will not occur. Otherwise, it will be treated as the default of the Applicant under the Contract.

20.10 The Applicant’s supplementary commitment

1) Whiling submitting a business application to the accepting bank, the Applicant shall provide the accepting bank with a full set of commercial documents according to the Uniform Customs and Practice for Documentary Credits, the International Chamber of Commerce Publication No. 600, the Uniform Rules for Collection, International Chamber of Commerce Publication No. 522 and the corresponding revised versions, supplementary documents and international practices. The accepting bank will send the documents as required.

2) The Applicant undertakes to abide by the Uniform Customs and Practice for Documentary Credits No. 600, the Uniform Customs Collection No. 522 and the administrative provisions of the accepting bank regarding export bills.

3) There is no relationship between the Applicant and the importer.

4) The Applicant shall provide a timely explanation of the sales of the goods under the export as required by the accepting bank.

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5) The Applicant shall inform the accepting bank in writing of any serious difficulty in the sales of the goods under the export in a timely manner.

6) The Applicant undertakes to assume all responsibility arising from any discrepancies or other problems in the documents submitted by the accepting bank. Whether the document discrepancies raised by the issuing bank or other banks are established, the Applicant agrees to the result of the accepting bank, and the Applicant will assume the resulting risks.

7) Upon receipt of the bill, the accepting bank has the right to process the document as it sees fit. The accepting bank has the right to recourse to the Applicant if the payer fails to pay the full amount of the letter of credit/collection note to the negotiating bank for whatever reasons in a timely manner.

8) The fees and losses suffered by the accepting bank due to the receipt of the repayment of the issuing bank or the reimbursing bank or any measures taken to preserve the goods shall be borne by the Applicant.

9) All matters concerning the export bills not covered are handled in accordance with the relevant provisions of the accepting bank.

10) The Applicant obtains the acceptance bill under the usance letter of credit in a legal, good faith and honest manner.

11) The Applicant is responsible for the authenticity, validity, accuracy and completeness of the documents or letters of credit provided by it, and the bank disclaims any responsibility for verification.

12) The Applicant assumes all responsibilities for the legitimacy of underlying transactions on the bill.

20.11 In addition to the circumstances stipulated in the Contract, the following circumstances also constitute or are deemed as the Applicant’s breach of contract:

1) The foreign bank or payer refuses to pay, delays the payment or makes any deduction due to discrepancies in the documents or any other reasons;

2) The foreign bank or payer refuses to pay, delays the payment or makes any deduction due to the turmoil in the place where the issuing bank or the payer is located, the outbreak of war, the financial crisis, the bankruptcy of the issuing bank or the payer, and the event of force majeure;

3) The foreign bank or payer refuses to pay, delays the payment or makes any deduction due to any loss or delay, failure in telecommunications or other reasons during the delivery of the documents;

4) the bill accepting bank is considered by the accepting bank unable to fulfill payment obligations in view of its deteriorated financial position;

5) the bill accepting bank is or probably is dissolved, revoked, closed down or declared bankrupted;

6) the bill accepting bank is subject to freezing of funds or injunction of dishonor as declared by court;

7) the bill accepting bank fails to make payment on time since it is frozen or stopped by court or prevented by other property preservation measures;

8) the bill accepting bank has its major property damaged, attached, seized, frozen, confiscated, auctioned or disposed or requisitioned;

9) the bill accepting bank is considered by the accepting bank to be affected by any major litigation or arbitration in which it is involved, as to its performance of payment obligation;

10) the bill accepting bank is unable to make corresponding exchange payment due to the foreign exchange control in its country;

11) the bill accepting bank is probably affected by other events in its country as to the accepting bank’s payment ability, as the accepting bank believes.

Article 21 Special clauses under the business of domestic letter of credit

21.1 For the purpose hereof, the domestic letter of credit refers to a commitment of the issuing bank to make payment against the letter of credit at the application of the Applicant.

21.2 Opening and modification of the domestic letter of credit

1) If the Applicant applies for the opening of the letter of credit, it shall fill in an application, the letter of commitment of the Applicant and submit the relevant purchase and sale contract. The matters recorded in the application and the letter of commitment shall be complete and clear, and signed and sealed by the Applicant. The signature and seal shall be consistent with those reserved by the bank.

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2) The domestic letter of credit business that needs to be reported to the relevant administrative department of the country for approval must be approved in accordance with the relevant provisions.

3) If the issuing bank accepts the application from the Applicant for issue of a L/C, the L/C shall be issued according to the application and letter of commitment submitted by the Applicant, and the final content shall be subject to that set out in the L/C issued by the issuing bank.

4) The issuing bank’s request against the applicant to submit documents or documents related to the opening of the letter of credit, such as trade contracts, etc. will not be construed as obligatory to open a letter of credit in accordance with such documents.

5) If the Applicant needs to amend the letter of credit, it shall submit an application and the letter of commitment for amendment of the letter of credit and issue a written certificate proving the benefiary’s consent to the said amendment to the issuing bank. The Applicant agrees that the issuing bank may deal with the modification under the said letter of credit in accordance with the Measures for the Settlement of Domestic Letter of Credit and assumes obligations and responsibilities arising therefrom. Once issued, the Application for Modification of the Letter of Credit will immediately be binding upon the applicant. However, all changes under the letter of credit will not take effect until the beneficiary and the confirming bank (if any) accept it.

6) The issuing bank has independent judgment on the modification of the letter of credit. It has the right to refuse to accept the application for modification submitted by the applicant, and also has the right to make suggestions on the contents of the amendment. If the amendment of the letter of credit involves the amount, currency, handling charges, time limit, etc., and the issuing bank considers that the obligations of the Guarantor are aggravated, the issuing bank has the right to request the Applicant to increase the deposit or other guarantees, and/or require the Applicant to obtain the written consent of the Guarantor. Otherwise, the issuing bank has the right to refuse to accept the Applicant’s application for modification.

7) The modification of the letter of credit does not change the Applicant’s other rights and obligations in the Contract.

8) The Applicant shall pay to the issuing bank all the expenses incurred due to the opening and modification of the letter of credit (including the relevant bank fees that the beneficiary refuses to bear) as agreed. Unless otherwise agreed by the Parties, the relevant fees shall be based on the billing standards of the issuing bank.

21.3 External payments under a domestic letter of credit

1) During the validity period of the letter of credit, upon receipt of the notice from the issuing bank, the Applicant shall notify the issuing bank of the handling of the documents within the time specified in the notice. Otherwise, the Applicant will be deemed to have no refusal to pay the documents and agree that the issuing bank makes an external payment/commits to make payment.

2) Where the Applicant shall notify the issuing bank of accepting the documents within the time specified in the notice and the issuing bank agrees with the same, the issuing bank makes external payment/commits to make payment. The Applicant shall deposit the monies for payment as agreed.

3) If the Applicant informs the issuing bank of accepting the documents, but the issuing bank disagrees, the issuing bank has the right to decide whether to refuse to pay according to whether the documents are in conformity; if the Applicant agrees to provide the issuing bank with sufficient deposit or other payment guarantees, the issuing bank has the right to waive the right to dishonor or to retain the right to dishonor as the case may be.

4) In each letter of credit business under the Contract, the Applicant shall ensure that the relevant payment procedures are handled when the issuing bank determines that the documents are in conformity. If the payment is refused due to the inconsistency of the documents and the letter of credit, the Applicant shall return the full set of documents to the issuing bank in writing within the time limit specified in the issuing bank’s notice, and attach the reasons for dishonor in written form. The issuing bank will determine whether to dishonor according to the Measures for Settlement of Domestic Letter of Credit or its updates as at the issue date of the letter of credit. The Applicant acknowledges that the issuing bank has the independent right to determine the reasons for dishonoring the letter of credit, and is entitled to bind the Applicant and the Guarantor accordingly. If the issuing bank believes that the reason for the refusal of the Applicant is not established or the Applicant has not returned the full set of documents or exceeds the time limit specified in the notice, the issuing bank has the right to independently decide to make external payment, in which case, the Applicant still bears the obligation to make payment against the letter of credit and the corresponding interest and expenses to the issuing bank. At the same time, if the reason for the refusal of the issuing bank is determined by the remitting bank or the negotiating bank, the Applicant will assume all the responsibilities and bear the corresponding amounts and interest as well as other items including but not limited to legal fees, attorney fees, etc.

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5) Regardless of whether the letter of credit can be dishonored under the Contract, the Applicant shall, at the latest payment date, transfer the amount payable under the letter of credit to the settlement account opened by the Applicant in the issuing bank for the purpose of repaying the Applicant’s debts under the Contract. Otherwise, the issuing bank has the right to deduct any amount from any of the Applicant’s accounts for payment of any money and fees under the letter of credit and to notify the Applicant. If the Applicant’s account balance is insufficient and the issuing bank advances the funds, the issuing bank has the right to charge the Applicants the penalty interest in accordance with Article 5.3 from the date of advance payment.

6) If the provision deposited by the Applicant is insufficient and the issuing bank makes advance payment, Once the payables are paid, it constitutes the debts of the Applicant to the issuing bank under the Contract, and the Applicant shall promptly pay off the debts.

21.4 Buyer’s financing rules under domestic letter of credit

1) For the purpose of this clause, the buyer’s financing business under domestic letters of credit includes buyer’s negotiation and domestic payment business under domestic letters of credit.

2) Conditions precedent:

(a) The Applicant shall satisfy the conditions precedent as stated in the Contract before applying to the accepting bank for handling the buyer’s financing business;

(b) It is shall declared in the letter of credit that the Measures for Settlement of Domestic Letter of Credit issued by the People’s Bank of China or a current valid updated version thereof on the issuance date of such L/C apply and the form and substance of the L/C shall be confirmed by the accepting bank.

3) Application: the Applicant needs to submit an application for the buyer’s negotiation/payment under domestic letter of credit for each application (the “buyer’s financing demands”).

4) Terms of payment:

(a) Subject to the satisfaction of the conditions precedent to financing, if the accepting bank accepts the application from the Applicant for the buyer’s financing, it shall deduct the bank fee and other related expenses payable by the beneficiary (if any) from the amount as agreed in the application for the buyer’s negotiation/payment under the domestic letter of credit accepted by it and then make payment to the negotiating bank or beneficiary.

(b) The term of financing and other relevant specific matters shall be subject to the application.

(c) Under the domestic payment service, the accepting bank has the right to choose the agent bank.

5) Applicant’s confirmation:

(a) If the Applicant applies for financing to pay the letter of credit/handling the letter of credit and therefore pays deposit under the letter of credit to the accepting bank, the remaining part is automatically transferred to the deposit for the financing business.

(b) The accepting bank will be entitled to dispose of the full set of documents/goods under the buyer’s financing demands or other security interests or property rights and interests to which it may be entitled in accordance with any applicable laws or regulations. If the right to dispose of the full set of documents/goods under the buyer’s financing demands belongs to the Applicant in accordance with the applicable laws, regulations or the judgment of the court or arbitration institution with jurisdiction, the Applicant agrees to unconditionally transfer such right to the accepting bank to the maximum extent permitted by applicable laws and acknowledge all of the accepting bank’s acts and omissions regarding the disposal of the documents/goods. If the right to dispose of the full set of documents/goods under the buyer’s financing demands/payment business belongs to the accepting bank in accordance with the applicable laws, regulations or the judgment of the court or arbitration institution with jurisdiction, the accepting bank will reserve such right until the Applicant repays the funds financed by the accepting bank in full.

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(c) For the Applicant’s application to the accepting bank for holding documents/goods, and repayment to the accepting bank’s financing/payment with sales proceeds, the Applicant only acts as the trustee of the accepting bank, including but not limited to the custody of relevant documents, and handling of the storage, custody, transportation, processing, sales and insurance of the goods under the documents, as well as depositing the money into the account designated by the accepting bank. The Applicant shall indicate this identity to a third party when selling goods thereto.

(d) All expenses incurred in connection with the goods during the custody of the Applicant (including but not limited to insurance, warehousing, transportation, terminal charges, etc.) shall be borne by the Applicant unless otherwise stipulated in laws and regulations, who undertakes to insure all possible risks of the goods at the market price thereof, list the accepting bank as the primary beneficiary on the original of the insurance policy and submit it to the accepting bank for custody purpose. If the insured goods are damaged, the accepting bank is entitled to directly claim from the insurer.

(e) Without the permission of the accepting bank, the Applicant may not process the goods by way of permitting deferred payment or any non-monetary method or selling them at a rate below market price. The Applicant does not mortgage or pledge the goods to any other person, or create or allow any creation of lien on them. At the request of the accepting bank, the Applicant shall submit details of the goods including any accounts, sales income or the sales contract related thereto to the accepting bank; the accepting bank shall have the right to inspect the goods at any time or re-occupy the same.

6) Supplementary commitment: the Applicant undertakes that proceeds from the sales of goods under domestic letter of credit will be first used to repay the Applicant’s financing to the accepting bank.

21.5 Seller’s negotiation rules under domestic letters of credit

1) Conditions precedent:

(a) The Applicant shall satisfy the conditions precedent as stated in the Contract before applying to the accepting bank for handling the seller’s negotiation business;

(b) It is shall declared in the letter of credit that the Measures for Settlement of Domestic Letter of Credit issued by the People’s Bank of China or a current valid updated version thereof on the issuance date of such L/C apply and the form and substance of the L/C shall be confirmed by the accepting bank.

2) Application: after the Contract takes effect, the Applicant needs to submit an application for the seller’s negotiation under domestic letter of credit for each application (the “seller’s negotiation demands”).

3) Payment: if the accepting bank accepts the application from the Applicant for the seller’s negotiation under domestic letters of credit, it shall deduct the interest, postage, bank fee and other related expenses (if any) from the amount as agreed in the application for the seller’s negotiation under the domestic letters of credit accepted by it and then make payment to the Applicant or the payee designated thereby.

4) The Applicant agrees that the accepting bank has the right to automatically use the corresponding amount to repay the debt of the Applicant after receiving the proceeds from the negotiation, without notifying the Applicant.

5) Interest and expenses: in order to handle the transaction, the Applicant agrees to pay interest and expenses to the accepting bank, subject to the application for the seller’s negotiation demands under the domestic letter of credit.

6) Applicant’s confirmation:

(a) Once the Applicant delivers the documents to the accepting bank and the accepting bank pays the money to the Applicant, the accepting bank will be entitled to dispose of the full set of documents/goods under the domestic letter of credit or other security interests or property rights and interests to which it may be entitled in accordance with any applicable laws and regulations. The accepting bank shall retain such rights and interests until its claims are fully satisfied. When the accepting bank is unable to obtain compensation for various reasons, it has the full right to make an absolute auction, resale and sale of the goods under the documents delivered by the Applicant, and to be compensated by using the proceeds on a priority basis.

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(b) As for the seller’s negotiation subject to nonconformity between documents and certificates, the accepting bank shall have the right to request the advance repayment by the Applicant under domestic letter of credit and other remedial measures as specified in the Contract, when the recovery of receivables in relation to the exported goods are affected by any factor.

(c) If any refusal of payment, deferred payment or deduction from the payer of L/C results from any unconformity in the documents, any loss of documents in the mail delivery, delayed delivery, telecommunications default, or any other reasons not caused by the accepting bank, the accepting bank may press for payment of principal and interest, expenses of and on funds or the insufficiency or all losses. The accepting bank shall also be entitled to dispose of the documents and the goods under the seller’s negotiation under domestic letters of credit by itself at its discretion, compensated from the proceeds and press for payment against the Applicant for the insufficiency.

7) Supplementary commitment:

(a) The Applicant shall provide a timely explanation of the sales of the seller’s goods under the domestic letters of credit as required by the accepting bank.

(b) The Applicant shall inform the accepting bank in writing of any serious difficulty in the sales of the goods under the domestic letters of credit in a timely manner;

(c) The accepting bank has the right to determine the amount, method and time limit, and to collect interest from the Applicant according to the interest calculation method stipulated by the negotiating bank;

(d) The Applicant undertakes to assume all responsibility arising from any discrepancies or other problems in the documents submitted by the accepting bank. Whether the document discrepancies raised by the issuing bank or other banks are established, the Applicant agrees to the result of the accepting bank, and the Applicant will assume the resulting risks;

(e) The fees and losses suffered by the accepting bank due to the receipt of the repayment of the issuing bank or any measures taken to preserve the goods shall be borne by the Applicant;

(f) All matters concerning the seller’s negotiation not covered are handled in accordance with the relevant provisions of the accepting bank;

(g) If the accepting bank simultaneously handles the seller’s negotiation demands under the domestic letters of credit together with packaged loan business, the Applicant agrees that the loan borrowed for the seller’s negotiation will be used by the accepting bank first in the order set forth in Article 8.6 to charge against the loan principal, interest and expenses provided by the Applicant for the packaged loan business and the balance will be paid to the Applicant.

Article 22 Special clauses under the business of letter of guarantee/standby letter of credit

22.1 Opening and modification of the letters of guarantee/standby letters of credit

1) If the bank accepts the Applicant’s application for opening a letter of guarantee/standby letter of credit, the letter of guarantee/standby letter of credit shall be issued as agreed by both parties.

2) The letter of guarantee/standby letter of credit to be issued by the bank shall refer to the application submitted by the Applicant to the bank and the final content shall be subject to that set out in the letter of guarantee/standby letter of credit.

3) The Applicant shall provide a margin guarantee when applying for the opening of the letter of guarantee/standby letter of credit. If the bank accepts the Applicant’s application, the Applicant agrees that the bank has the right to transfer the corresponding margin into the margin account from the agreed margin debit account in accordance with the agreed margin ratio (margin = maximum amount applied * margin ratio). If the currency of the letter of guarantee/standby letter of credit does not match that of the margin, the Applicant agrees that the bank may convert it according to the exchange rate applicable to the bank. Modification of the letters of guarantee/standby letters of credit

Where additional margin is required due to the increase in the amount, this paragraph will apply.

4) If the Applicant needs to amend the letter of guarantee/standby letter of credit, it shall submit a written application for amendment to the bank.

5) If the amendment of the letter of guarantee/standby letter of credit involves the amount, currency, interest rate, time limit or others that the bank deems necessary to increase the guarantee, the bank has the right to request the Applicant to increase the margin and/or require the Applicant to obtain the written consent of the Guarantor. Otherwise, the bank has the right to refuse to accept the Applicant’s application for modification.

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6) The modification of the letter of guarantee/standby letter of credit does not change the Applicant’s other rights and obligations in the Contract.

22.2 The Applicant agrees that in the period of validity of the letter of guarantee/standby letter of credit, if the claim under the letter of guarantee/standby letter of credit occurs, and the beneficiary’s claim file meets the letter of guarantee/standby letter of credit after being reviewed by the bank, the bank has the right to make payment by using the provision directly made by the Applicant. If the provision deposited by the Applicant is insufficient and the bank makes advance payment, once the amount claimed is paid, it constitutes the debts of the Applicant to the bank under the Contract. The Applicant will assume interest penalty as agreed in Article 5.3.

22.3 Supplementary commitments

1) Any commitments made by the bank in the relevant documents of the letter of guarantee/standby letter of credit, any restrictions on the rights, and any expenses incurred shall be made at the request of the Applicant, and therefore any losses suffered by the bank shall be assumed by the Applicant. The bank has the right to directly deduct from any of the accounts opened by the Applicant in each business outlet of Fubon Bank, without prior notice to the Applicant.

2) If the letter of guarantee/standby letter of credit is entrusted to other banks, the Applicant agrees to bear all risks and responsibilities of the bank for the transfer under the transfer of the letter of guarantee/standby letter of credit.

3) The Applicant shall immediately notify the bank of any circumstances affecting the bank’s guarantee liability, such as the basic contract on which the letter of guarantee/standby letter of credit is based, the execution, modification, alteration or termination of the underlying transaction.

4) The Applicant shall cooperate with the bank to handle the relevant procedures at the time of performance under external guarantees.

5) During the validity period of the letter of guarantee/standby letter of credit, if the claim thereunder occurs, the bank may exercise absolute and final discretion to and independently decide whether to make payment or refuse to pay the beneficiary’s claim, without obtaining the written or verbal consent of the Applicant, and without considering whether to cite the Applicant’s defense against the beneficiary or other claimants under the basic contract. Moreover, the bank has the right to directly make payment by using the provision or margin deposited by the Applicant in accordance with the business application. The bank is exempted from the truth, accuracy and validity of the claim file submitted by the beneficiary under the letter of guarantee/standby letter of credit.

6) If the provision deposited by the Applicant is insufficient and the bank makes advance payment, once the amounts demanded are paid, it constitutes the debts of the Applicant to the bank and the Applicant shall promptly pay off the debts.

7) The Applicant shall cooperate with the bank to handle the relevant procedures at the time of performance under external guarantees, and compensate the bank for losses caused by the inability to obtain the approval of the foreign exchange administration in a timely manner. The risk of loss, delay, error, damage, etc. in the process of postal, telecommunications transmission or other transmission of business correspondence and documents under the letter of guarantee and the standby letter of credit and the risk arising from the use of third party services by the bank will be borne by the Applicant.

8) The Applicant shall use the limit under the letter of guarantee/standby letter of credit in accordance with the purposes stipulated in the Contract. The funds under the letter of guarantee/letter of credit issued will not be directly or indirectly through any three parties transferred back for domestic use in the form of borrowing, equity investment or securities investment.

9) If the letter of guarantee/standby letter of credit has no express lapse date, is governed by foreign laws or practices, or has no express guarantee amount, etc., the Applicant agrees to compensate for all risks, liabilities and losses that may be caused to the bank.

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Article 23 Special clauses under the business of overseas agent payment

23.1 Overseas agent payment means the business that the bank entrusts an overseas agent bank to pay the corresponding amount to the designated payee for the payables, and promises to repay the principal, interest, tax and related expenses paid by the agent bank in full and on time. The Applicant agrees that the claim-debt relationship between the Applicant and the bank is constituted when the overseas agent payment makes payment as entrusted by the bank.

23.2 The fees charged by the correspondent agent bank for the overseas payment service will be charged separately according to the agent bank’s charging standard.

23.3 The accepting bank has the right to choose the agent bank.

23.4 If the Applicant fails to repay the principal, tax and related expenses of the agent bank in full and in time, the bank has the right to charge the penalty interest in accordance with Article 5.3 for the above principal and interest, taxes and related expenses.

23.5 Matters not covered by this clause refer to Article 19 on import bill advance.

Article 24 Right to sell

24.1 In the event of any event of default as described in Article 12 of the General Provisions of Chapter I, or where the bank considers it appropriate after considering the achievable value of any or all of the goods or documents referred to in the Contract, the bank may, at its sole discretion, consider to sell or otherwise dispose of such goods or documents in a suitable manner, without making any payment or notifying any person, regardless of whether the Applicant’s contingent liabilities or other liabilities to the bank actually expire or not, except expressly prohibited by applicable laws. The bank or any of its agents will not be liable for any loss that may occur in the exercise of the above right to sell or dispose and the bank will not be held liable for any action or omission by any broker, auction house or other persons employed for any such sale or disposal.

24.2 Any proceeds of sale or disposal, after payment of all expenses and other expenses related thereto and any previous claims, will be used to pay the amount owed by the Applicant at the time or to become owed to the bank. The certificate duly signed by any two authorized officers of the bank with respect to the exercisable right to sell or dispose is the final proof of the fact that any goods or documents may be transferred to any buyer or other person. The Applicant shall compensate the bank for any claims that the buyer or other person may have against the bank for any defects in the ownership of the goods or documents by the Applicant.

(Where the special terms of the credit business in Chapter II are inconsistent with the general provisions of Chapter I, Chapter II will prevail.)

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Part II Special Terms

Article 25 Amount of the comprehensive credit line and term

25.1 The comprehensive credit line provided by the bank to the Applicant under the Contract is equivalent to (currency) RMB (in figures) 5,000,000 (in words: RMB Five Million Only).

25.2 The term of the total credit line hereunder is from September 17, 2018 to September 30, 2021.

Article 26 Miscellaneous

26.1 Specific credit line and conditions hereunder are subject to the Bank Credit Notice (No.069382502-01).

26.2 Alternative clauses

☑ None.

☐ As regards to any credit contract, loan contract or similar agreement originally signed by the Applicant and the bank before the effective date hereof (including any supplements, amendments, changes and additions to it from time to time, the “original credit contract”), the Contract serves to renew and change the original credit contract and will replace it as of the effective date hereof.

However, if the specific business under the original credit contract still has an outstanding balance, it shall be deemed to occupy the amount of comprehensive credit under the Contract.

☐ As regards to any contract (No.XX) signed by the Applicant and the bank (including any supplements, amendments, changes and additions to it from time to time, the “original credit contract”), the Contract serves to renew and change the original credit contract and will replace it as of the effective date hereof. However, if the specific business under the original credit contract still has an outstanding balance, it shall be deemed to occupy the total amount of comprehensive credit under the Contract.

26.3 Notwithstanding Articles 5.1.1 and 5.1.2, when the Applicant applies for the fixed asset loan business, and major changes take place, including but not limited to market interest rate fluctuations and other market changes, regulatory indicators adjustment, and changes in industry conditions, changes in laws and regulations, changes in the country’s currency and/or credit policies, and changes in the project needing funds, the Bank has the right to notify the Applicant from time to time of adjusting the credit interest rate. If the Applicant disagrees with the adjustment, it shall, within ten working days after the bank issues the interest rate adjustment notice, send a written notice of disapproval to the bank, and all the credits it has used expires in advance on the day next to the date when the bank receives the foregoing written notice (hereinafter referred to as “early due date”), in which case, the Applicant shall pay all debts to the bank before the early due date. Within ten working days from the date of the issuance of the interest rate adjustment notice by the bank, the interest on the credit used by the Applicant will be calculated according to the interest rate before the bank’s adjustment; from the day next to the expiration of the said ten working days, according to the bank’s adjusted interest rate. If the bank does not receive the Applicant’s notice on disagreement with the adjustment of interest rate within ten working days after the interest rate adjustment notice, the Applicant will be deemed to have agreed to the adjustment.

26.4

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Signature Page

The parties hereby confirm that, at the time of signing the Contract, the bank has explained in details all the terms (especially the part in black bold), which are fully discussed by both parties. The Applicant has no doubt about the terms of the Contract and has an exact and unambiguous understanding of the legal meaning of the parties’ rights and obligations, limitations on liability or exemption or authorization clauses.

Applicant (official seal): Shanghai Tonggou Information Technology Co., Ltd. (seal)

Legal representative or authorized agent (signature and seal): Wang Wei (seal)

Bank (signature and seal): Fubon Bank(China) Co., Ltd., Shanghai Century Avenue Sub-Branch (seal)

Legal representative or authorized agent (signature and seal): Su Hang (seal)

Signed in: Pudong New District, Shanghai

Guaranteed by	Wang Jing (seal) Niu Xiaoting (seal)
Guaranteed on	9/25/2018

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Appendix:

Bank Credit Notice of Fubon Bank (Format)

Numbering:

Dear ,

Based on the application materials provided by you to us, we agree to grant you a non-commitment credit line equal to the (currency) (amount), as shown in the table below. This bank credit notice is an integral part of the comprehensive credit line contract (No.XX, including any supplements, amendments, changes and additions to it from time to time). If this notice is inconsistent with the comprehensive credit line contract, the former shall prevail.

Sub-limit I:

Name:

Purpose:

Currency and amount:

Revolving or not:	☐ Revolving ☐ Non-revolving

Maximum term for each credit:	No later than.

Guaranteed by:

1.  The promissory guarantee equivalent to ___ provided by ___ .

2.  Joint liability guarantee provided by ___ (the maximum guarantee contract/joint guarantee/letter of guarantee).

3.  ___ deposit pledge guarantee provided based on the risk factor of our financial derivative products.

4.  ___ deposit pledge guarantee/overseas deposit pledge guarantee/Hong Kong deposit pledge/financial products pledge guarantee in an amount of ___ provided by .

5.  the standby letter of credit in an amount of ___ issued by the financial institution approved by us.

6.  pledge guarantee for accounts receivable that is established by ___ for the benefit of us on the accounts receivable claims.

7.  pledge guarantee for accounts receivable that is established by ___ for the benefit of us on the rent receivable claims.

8.  the bank acceptance bill / commercial acceptance bill pledge guarantee in an amount of ___ provided by ___.

9.  The following collateral guarantees.

	No.	Type	Location

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Terms of payment:

☐ To be reviewed on an individual basis. The entrusted payment standard is handled in accordance with our provisions.

☐ Loan funds will be paid by using the entrusted payment.

☐ The loan funds individually exceeding 5% of the total investment amount of the project or in an amount of RMB 5 million (or the equivalent in foreign currency) shall be paid by the entrusted payment method. Other loan funds will be self-paid.

☐ Others:

☐ Not applicable

Annual interest rate:

1. For Renminbi quotas:

☐ Floating interest rate: (up/down) or (plus/minus) % based on the applicable XX-year benchmark loan interest rate announced by the People’s Bank of China on the withdrawal date. If the above interest rate is inconsistent with the application, the final interest rate in the application accepted by us will govern. If the People’s Bank of China adjusts the benchmark interest rate, the credit interest rate will be adjusted accordingly from the date of interest rate adjustment (as defined below), without further notice to you.

Interest rate adjustment date: Unless you and the Bank otherwise agree, for the short-term ( within one year (included) withdrawal, the interest rate adjustment date is the first day of the month next to the effective date of the interest rate adjustment announced by the People’s Bank of China; for the medium and long-term (more than one year (excluded)), the interest rate adjustment date is January 1 of the following year when the interest rate adjustment announced by the People’s Bank of China takes effective.

☐ Fixed interest rate: (up/down) or (plus/minus) % based on the applicable XX-year benchmark loan interest rate announced by the People’s Bank of China on the withdrawal date unless we agree to make adjustment. If the above interest rate is inconsistent with the application, the final interest rate in the application accepted by us will govern; provided however that, the interest rate set forth in the application may not be lower than the abovementioned rate. Each credit rate is not affected by the adjustment of the benchmark interest rate that may occur during the single credit period.

☐ Relatively floating interest rate: not lower than (up/down) or (plus/minus) % based on the applicable XX-year benchmark loan interest rate announced by the People’s Bank of China on the withdrawal date and the final interest rate in the application accepted by us will govern. If the People’s Bank of China adjusts the benchmark interest rate, the credit interest rate will be adjusted accordingly from the date of interest rate adjustment (as defined below), without further notice to you. However, if the People’s Bank of China adjusts the benchmark interest rate, making the interest rate lower than the agreed interest rate, the agreed interest rate will remain unchanged regardless of changes in the benchmark interest rate of the People’s Bank of China.

Interest rate adjustment date: Unless you and the Bank otherwise agree, for the short-term ( within one year (included) withdrawal, the interest rate adjustment date is the first day of the month next to the effective date of the interest rate adjustment announced by the People’s Bank of China; for the medium and long-term (more than one year (excluded)), the interest rate adjustment date is January 1 of the following year when the interest rate adjustment announced by the People’s Bank of China takes effective.

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☐ To be determined based on the specific contract

☐ Not applicable

2. For foreign currency quotas:

☐ the annual interest rate may not be lower than the interest rate on the withdrawal date (term and interest rate type) plus/minus % (tax included/tax excluded)/the bank’s foreign currency loan interest rate. The final interest rate is subject to the application accepted by the bank.

☐ Not applicable

Interest-bearing methods:	☐ Renminbi	☐ On a monthly basis ☐ On a quarterly basis ☐ Upon expiration ☐ Based on specific contract ☐ Direct deduction when use ☐ Others:

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☐ Not applicable (For definitions, see Section 5.2.1 of the comprehensive credit line contract)
☐ Foreign currency	☐ Upon expiration ☐ Direct deduction when use ☐ Others: ☐ Not applicable (For definitions, see Section 5.2.1 of the comprehensive credit line contract)
Repayment

1. Ways to make repayment:

☐ the principal will be repaid upon expiration with the interest paid on schedule, subject to the interest-bearing methods described in the sub-limit;

☐ Matching the principal repayment;

☐ Average capital plus interest;

☐ Subject to the following repayment scheme, with the interest-bearing method being listed in the “interest-bearing method”

	Repayment date	Principal to be repaid (currency and amount)

☐ Not applicable

Regardless of which of the above repayment methods is selected, you are required to repay the full principal and interest on the expiration date of the single credit.

2. Advance repayment: If you need to repay in advance, you must notify us in writing 15 working days in advance, and obtain our consent before repayment. You should pay liquidated damages at XX% of the amount repaid in advance at the same time.

3. Repayment reservation: ☐ Not applicable. ☐ Applicable, the Applicant shall pay liquidated damages at XX% of the amount repaid in advance on the repayment date.

Expenses:

1) Fee (for reference): .

The final rate is based on the fees stated in the application/accounts receivable pledge agreement/ factoring agreement accepted by the bank.

2) Other bank fees and other charges uncovered will be implemented by reference to our announced rate.

Other pre-lending conditions:
Other interim/post loan conditions:

1. The outstanding total balance (whether current or future, and whether actual or contingent) under the Bank Credit Notice shall not exceed (currency) (amount) _________ .

2. At any time, the outstanding total balance under sub-limit XX and sub-limit XX (whether current or future, and whether actual or contingent) under the Bank Credit Notice shall not exceed (currency) (amount) _________ .

3. At any time, the outstanding total balance under sub-limit XX and sub-limit XX under the Bank Credit Notice (No.XX) sent by us to XX (whether current or future, and whether actual or contingent) under the Bank Credit Notice shall not exceed (currency) (amount) _________ .

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4. At any time, the outstanding total balance under sub-limit XX (whether current or future, and whether actual or contingent) under the Bank Credit Notice shall not exceed (currency) (amount) _________ .

Compliance control:

You are kindly advised to complete the relevant legal documents and procedures within six months since XX. Otherwise, we have the right to ask you to update your credit standing for re-examination before the quota is used. TOC

The notice is made in XX and you shall promptly sign the reply letter together with this notice and serve them on us. The credit extension business as set out herein can be applied from the date of delivery of this notice to us. Please note that the relevant legal documents and the relevant procedures shall be completed and the loan conditions, be improved, and the application for specific credit shall be made to us according to the comprehensive credit contract and this notice. If the provisions in the application accepted by us are inconsistent with the notice, the business application accepted by us shall prevail.

The notice is used as a change to the Bank Credit Notice (No.XX) and will replace the original content.

Fubon Bank Co., Ltd.

Date

Reply to the Bank Credit Notice

To: Fubon Bank Co., Ltd.

The Company has received the Bank Credit Notice (No.XX) sent by you. The Company confirms that it knows the credit line granted to the Company and agrees to accept the above credit conditions. The Company will complete legal documents and the relevant procedures and improve the loan conditions as required by you before using the credit and make an application for specific credit according to the comprehensive credit contract and this notice.

Company (common seal):

Legal representative or authorized agent (signature and seal):

Date:             Date

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Wang Ying

Contract No.: 1809-069382502-01-G1

Maximum Guarantee Contract

Contract version number: FB201603 (Corporate)

This Contract, dated September 25, 2018, was made and entered into by and between by the following parties:

Guarantor: Wang Ying

Domicile (Address): Room 302, 3/F, 1000 Tianyaoqiao Road, Xuhui District, Shanghai

Tel.: 61132270    Fax: ____________________

(For an institution) Legal representative/person in charge: ______________

(For a natural person) Certificate Type: __________ Certificate Number: _______________

Creditor: Fubon Bank (China) Co., Ltd. Shanghai Century Avenue Branch

Domicile (Address): 1168 Century Avenue, Pudong New Area, Shanghai

Legal representative/person in charge: Su Hang

Tel.: 021-20619888    Fax:____________________

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In order to ensure the smooth performance of the main contract (hereinafter referred to as the main contract) stipulated in Article 13, and ensure the realization of the creditor’s rights, the guarantor is willing to provide the maximum joint and several liability guarantee for the realization of a series of the creditor’s rights under the main contract. The parties, intending to be legally bound hereby, entered into this Contract upon consensus through negotiation in accordance with relevant laws, regulations and rules.

Part I General Terms

Article 1 The secured main creditor’s right

1.1 The main creditor’s right secured hereunder is each creditor’s right under the main contract. The specific type, amounts, term, interest rate, and debt performance period of each single business under the main contract shall be determined by the creditor and the debtor in the specific business under the main contract.

1.2 The maximum principal amount of the creditor’s right secured by guarantee by the guarantor hereunder is set forth in Article 14 hereof. The maximum principal amount of the creditor’s right only refers to the ceiling of the principal balance of the secured debt (as defined in Article 2.1). Given that the principal of the secured debt does not exceed the said ceiling, the guarantor agrees to assume joint and several liability guarantee for all payables within the scope of guarantee stated in Article 2 hereof. The guarantor shall not claim no guarantee liability solely on account of the fact that the total amount of all payables within the scope of guarantee referred to in Article 2 hereof exceeds the maximum principal amount of the creditor’s rights as specified in Article 14 hereof.

Article 2 Scope of Guarantee

2.1 The guarantor’s guarantee covers any debts payable by the debtor to the creditor at any time now or in the future under the main contract, including but not limited to the principal, interest, compound interest, penalty interest, liquidated damages, damages, and other amounts payable by the debtor to the creditor (including but not limited to related handling fees, miscellaneous fees and other expenses), the expenses incurred by the creditor for realization of the creditor’s rights (including but not limited to litigation fees, arbitration fees, security fees, enforcement fees, attorney’s fees, evaluation fees, auction fees, notary fees, announcement fees, service fees, etc.) and other losses (hereinafter referred to as the “secured debt”).

2.2 The single creditor’s right incurred during the determination period (as defined in Article 13) of the main creditor’s right, even if its expiry date exceeds the determination period of the main creditor’s right, or the contingent creditor’s right incurred during the determination period of the main creditor’s right, even if the time of its conversion into the actual creditor’s right exceeds the determination period of the main creditor’s right, fall within the scope of guarantee hereunder.

2.3 The guarantor agrees that in the event of an increase in the principal, interest, penalty interest, and compound interest payable by the debtor as a result of the creditor’s adjustment of the interest rate, interest accrual or settlement method according to the contract or the changes in the national interest rate policy, or the change in the principal amount of the debt actually payable due to changes in exchange rate, the increase shall also fall within the scope of guarantee.

Article 3 Mode of Guarantee

3.1 The guarantee under this contract is joint and several liability guarantee. If there is more than one guarantor under the main contract, each guarantor shall bear joint and several liability for the creditor with respect to the entire secured debt. In case of any event of default under the main contract on the part of the debtor, the creditor shall have the right to directly request any guarantor to assume the guarantee liability within the scope of guarantee.

3.2 Where the creditor declares earlier maturity of the debtor’s debt according to the main contract, the guarantor shall assume the guarantee liability ahead of time.

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3.3 The guarantor acknowledges that if the debtor fails to perform its debts as agreed in the main contract, regardless of whether the creditor has any other security interest (including but not limited to guarantee, mortgage, pledge, letter of guarantee and other forms of security) in the creditor’s rights under the main contract, the creditor shall have the right to require the guarantor to assume the guarantee liability within the scope of guarantee as stipulated herein, without first exercising the other security interest. The guarantor hereby expressly waives the defense against the claim of first exercising the real security provided by the debtor. If the creditor waives its security interest over the collateral (including the collateral provided by the debtor) or other guarantors, the Guarantor shall still assume full liability for guarantee as stipulated herein.

3.4 The guarantee established herein, as a continuing guarantee for the debtor’s repayment and performance of all the obligations under the main contract, shall not be released by reason of partial payment or repayment of the secured debt, in which case the guarantor shall still assume guarantee liability for the outstanding debt within the scope of guarantee according to this Contract.

Article 4 Guarantee Period

4.1 The guarantee period is two years from the date on which each fund raised under the main contract expires, the date on which the creditor advances the payment, the maturity date of the bill or the similar debt performance deadline (collectively referred to as the “debt performance deadline”).

4.2 Where the main contract stipulates repayment in installments, the Guarantor shall bear the guarantee liability for the repayment obligation in each installment under the main contract respectively. The guarantee period shall be from the expiration of the debt performance deadline of each installment until two years after the expiration of the debt performance deadline of the last installment.

4.3 “Maturity” and “expiration” referred to herein include the case where the creditor declares earlier maturity. Where the creditor declares earlier maturity of the main creditor’s right, the date of earlier maturity announced by the creditor shall be the expiry date of the debt performance deadline.

4.4 The guarantor agrees that if the creditor and the debtor reach an agreement on extension of the debt performance deadline, the guarantee period shall terminate two years after the expiry date of each new debt performance deadline specified in the extension agreement.

Article 5 Performance of Guarantee Liability

5.1 Provided that the creditor submits to the Guarantor a debt collection notice stating the guarantee contract number and the amount of the main debt, the Guarantor shall immediately perform the liquidation obligation upon receipt of the notice.

5.2 Where the Guarantor shall perform the guarantee liability hereunder, the creditor shall have the right to deduct any amount from any account opened by the Guarantor with any business office of Fubon Bank (China) Co., Ltd. for liquidation of the debts due, without giving notice to the Guarantor. Even if all or part of the aforesaid amount has been deposited for a fixed period of time, or it requires a certain period of notice, and the fixed period or notice period has not expired or such notice has not been issued, the above rights of the creditor shall not be restricted or affected in any way, and the creditor is not required to assume any liability or make any compensation to the Guarantor for deducting such undue amount. Unless otherwise agreed by the parties, the creditor shall have the right to determine the liquidation order with the proceeds from deduction. If the currency of the proceeds from deduction is inconsistent with that of the amount to be liquidated, it shall be converted at the exchange rate applicable to the creditor on the same day of deduction, and the exchange rate risk shall be borne by the Guarantor. When the creditor deems it necessary, the Guarantor shall execute all documents and take all actions as necessary to authorize the creditor to deal with the claim and recourse of all due creditor’s right of the Guarantor; and execute all documents and take all actions as necessary to create a pledge in the proceeds therefrom for the creditor.

5.3 The main creditor’s right shall be determined upon the occurrence of any of the following:

(1) the determination period of the main creditor’s right expires;

(2) Any event of default set forth herein occurs and the creditor decides to determine the creditor’s right;

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(3) The creditor declares earlier maturity of the entire secured debt according to the main contract or applicable laws;

(4) Other circumstances where the secured debt shall be determined as prescribed by law.

Any and all secured debts that are outstanding at the time of determination of the main creditor’s right, regardless of whether the performance deadline of such debt has expired or is conditional, shall fall within the scope of the main creditor’s right. At the time of determination of the main creditor’s right, any and all amounts set forth in Article 2, regardless of whether or not they have occurred then, shall fall within the scope of the main creditor’s right.

5.4 While exercising its rights hereunder in accordance with law, the creditor shall not be liable for any loss incurred thereby to the Guarantor, unless such loss is attributed to its intentional or gross negligence.

5.5 The creditor shall have the right to confirm the liquidation order according to the main contract with respect to the proceeds from the creditor’s execution of the guarantee after payment of the execution fee in priority.

Article 6 Representations and Covenants

6.1 The Guarantor represents as follows:

(1) If the Guarantor is an institution (meaning a legal person or an unincorporated organization, referred to as “institution” herein), the Guarantor is duly registered and existing, and has the full capacity for civil right and civil conduct required to execute and deliver this Contract; if the Guarantor is a natural person, the Guarantor has the full capacity for civil right and civil conduct required to execute and deliver this Contract.

(2) The Guarantor has carefully read and fully understood the content of this Contract, the execution and performance of this Contract is based on the Guarantor’s manifestation of genuine intention; the execution and performance of this Contract will neither contravene the laws and regulations governing the Guarantor, nor violate any agreement, contract, and other legal documents binding upon the Guarantor.

(3) This Contract constitutes a legal, valid and legally binding obligation of the Guarantor. The guarantee set up hereunder is unconditional and is not subject to any other priority.

(4) If the Guarantor is an institution, the Guarantor has obtained legal and valid authorization in accordance with its articles of association or other internal management documents; the Guarantor has obtained or will obtain all relevant approvals, permits, filings or registrations required for execution and performance of this Contract.

(5) All documents, financial statements, vouchers and other materials submitted by the guarantor to the creditor hereunder are true, complete, accurate and valid.

(6) The guarantor undertakes to submit any documents and materials required at any time at the request of the creditor. The guarantor undertakes that all documents and materials submitted to the creditor are accurate, true, complete and valid, and the documents submitted in photocopies are consistent with the original.

(7) The guarantor has not concealed from the creditor any event that may affect its financial condition and ability to perform the contract. In the event of any circumstances that may affect the guarantor’s financial condition and ability to perform the contract, including but not limited to transfer of major assets or equity transfer, incurring significant liabilities, and involvement in major litigation or arbitration cases, or loss of civil capacity, etc, the guarantor shall notify the creditor on the date of occurrence or on the date when being aware that it will occur.

(8) Where the debt under the main contract is not fully settled after the guarantor’s performance of the guarantee liability, the guarantor covenants that its claim (including pre-exercise) of the right of subrogation or recourse against the debtor or any other guarantor shall not harm the creditor’s interests in any way and agrees that the liquidation of the debt under the main contract takes precedence over the realization of the guarantor’s right of subrogation or recourse.

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(9) The guarantor covenants to supervise the use of the debt by the debtor, and the guarantor accepts and cooperates with the creditor in the verification of its qualification, capacity for performing vicarious liability, credit standing and investment.

(10) The guarantor is willing to assume the guarantee liability with all the property owned. Before the settlement of the secured debt, the guarantor covenants not to provide guarantee to any third party without the written consent of the creditor. If the guarantor’s property then is not sufficient to cover the guarantee liability, the guarantor undertakes to continue to be liable for liquidation of the insufficiency.

(11) The guarantor is not involved in any economic, civil, criminal, administrative proceedings, or similar arbitral proceedings that may have a material adverse effect on it, nor does it have any circumstances that could lead to its involvement in such proceedings or similar arbitral proceedings.

(12) No important assets of the guarantor is subject to any enforcement, seizure, detention, freezing, lien, or regulatory measures, or is under any circumstances that may lead to such measures.

6.2 If the guarantor is an institution, the guarantor further covenants as follows:

(1) None of the guarantor and any of its shareholders and affiliates has been involved in any liquidation, bankruptcy, reorganization, consolidation (merger), spinoff, restructuring, dissolution, capital reduction or similar legal proceedings, and no circumstances that may lead to such legal proceedings has occurred to them.

(2) Submit the financial statements (including but not limited to annual reports, semi-annual reports, quarterly reports and monthly statements) and other relevant materials to the creditor on a regular or timely basis as required by the creditor.

(3) If the guarantor has entered into or will enter into a counter-guarantee agreement or similar agreement with the debtor with respect to its guarantee obligations hereunder, such agreement will not prejudice any rights of the creditor hereunder.

(4) The guarantor cannot undergo merger, spinoff, capital reduction, equity transfer, foreign investment, substantial increase in debt financing, transfer of major assets and claims, and other matters that may adversely affect the guarantor’s guarantee ability unless the prior consent of the creditor is obtained.

(5) Under any of the following circumstances, the guarantor shall promptly notify the creditor:

a) any change in the articles of association, business scope, registered capital, and legal representative;

b) changing the business mode by carrying out any form of joint operation, establishing joint venture with, cooperating with foreign investors, contracting, restructuring, institutional shift, planned listing or otherwise;

c) being involved in a major litigation or arbitration, or having the property or collateral being seized, detained or regulated, or creating a new security interest in the collateral;

d) discontinuation of business, dissolution, liquidation, suspension of business for rectification, being revoked, being revoked of business license, and (being filed) filing for bankruptcy;

e) Any of its shareholders, directors and current officers is suspected of being involved in major cases or economic disputes;

f) an event of default under any other contract;

g) running into trouble in operation and deterioration of financial condition.

6.3 If the guarantor is a natural person, the guarantor represents and covenants as follows:

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(1) The guarantor accepts the creditor’s supervision and inspection of the financial status of the guarantor, and assists and cooperates with the creditor in this regard. The guarantor shall submit the credit reference documents, including but not limited to individual income tax return, deposit certificate, personal credit report, etc., as required by the creditor.

(2) The guarantor has not concealed from the creditor the significant liabilities that have been borne as at the date of execution of this Contract.

(3) This Contract is not terminated or adversely affected by the guarantor’s death. The guarantor voluntarily assumes the liability for satisfaction with the entire estate. The guarantor’s estate administrator and inheritor are fully bound by the guarantee contract.

(4) Before fulfillment of the debt under the main contract, the guarantor shall not maliciously transfer or damage the personal property.

6.4 The guarantor’s representations and undertakings above shall remain true and correct until full settlement of the secured debt, and the guarantor will submit further documentation as required by the creditor from time to time.

Article 7 Event of Default and Handling

7.1 Any of the following matters shall constitute an event of default event on the part of the guarantor hereunder:

(1) The guarantor fails to (or expressly indicates or indicates by act it will not) duly perform the guarantee liability on time and in full as stipulated herein ;

(2) Any document, information provided by the guarantor or any of the representations, statements, or covenants made by it is untrue, inaccurate, incomplete, illegal or invalid, or is false, fraudulent, contains material omission, material concealment or misleading information;

(3) Occurrence of any circumstance that may affect the guarantor’s financial status and ability to perform the contract , including but not limited to the transfer of major assets or equity, undertaking material liabilities, involvement in major litigation or arbitration or enforcement cases, and material adverse changes in financial condition, generation of unfavorable credit records, loss of civil capacity, disputes or incidents involving changes in marriage, support/dependency/foster relationship relationships, or division of community property;

(4) If the guarantor is an institution, the guarantor terminates business or dissolves, is revoked or goes bankrupt;

(5) If the guarantor is a natural person, the guarantor is deceased, declared deceased, missing or declared missing, or becomes a person with limited capacity for civil conduct or a person without civil capacity;

(6) The guarantor becomes unemployed, undergoes business changes, is subject to administrative, criminal enforcement measures, punishment or other criminal sanctions;

(7) This Contract is made invalid or is revoked for reasons attributable to the guarantor;

(8) other events or acts that have or may have a material adverse effect on the main creditor’s right or security interest on the part of the guarantor;

(9) violation of other provisions herein or occurrence of any other event that will affect its rights hereunder as the creditor considers on the part of the guarantor.

7.2 Upon occurrence of any event of default set forth in the preceding paragraph, the creditor shall have the right to take the following measures separately or simultaneously depending on the circumstances:

(1) require the guarantor to correct its breach of contract within a time limit and fulfill the guarantee liability in a timely manner;

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(2) suspend or terminate the acceptance of the business application under other contracts between the guarantor and the creditor or other business offices of Fubon Bank (China) Co., Ltd. in whole or in part; suspend or terminate the issuance and processing of the loans that have not yet been issued, and trade financing that has not yet been processed in whole or in part;

(3) Declare immediate maturity of the outstanding credit principal and interest and other payables under other contracts between the guarantor and the creditors or other business offices of Fubon Bank (China) Co., Ltd. in whole or in part, and require the debtor to repay the debts owed;

(4) terminate or rescind other contracts between the guarantor and the creditor in whole or in part;

(5) require the guarantor to compensate for any and all direct and indirect losses caused to the creditor by its breach of contract;

(6) Take the deduction measures specified in Article 5.2 hereof;

(7) Determine the main creditor’s right as stipulated in Article 5.3 and require the guarantor to perform the guarantee liability hereunder;

(8) require the guarantor to provide other guarantees recognized by the creditor;

(9) Other measures as the creditor deems necessary.

Article 8 Relationship with the Main Contract

8.1 The rights and interests of the creditor hereunder shall not be affected in any way by any grace, extension granted by the creditor to the debtor, any revision, modification or substitution made by the creditor and the debtor to any terms of the main contract or the specific contracts or other business documents under the main contract (including but not limited to the change of the terms concerning type, amount, currency, term, interest rate, exchange rate, use, repayment method, rights and obligations of the credit business). If any of the above circumstances occurs, it shall be deemed that the guarantor’s prior consent has been obtained. The guarantor shall assume the guarantee liability for the secured debt after the change, and the guarantor shall not be released from its guarantee liability, without further consent from the guarantor. Where the main contract provides for issuance of a letter of credit, a letter of guarantee or a standby letter of credit by the creditor to the debtor, the creditor and the debtor may modify the letter of credit, letter of guarantee or standby letter of credit under the main contract without obtaining the consent of the guarantor or otherwise giving notice to the guarantor. Such modification is deemed to have been approved by the guarantor beforehand and shall not mitigate or release the guarantor from the guarantee liability. However, where the creditor and the debtor agree upon extension of the valid term of the credit line under the main contract or increase of the amount of the credit line under the main contract without the consent of the guarantor, the guarantor shall only assume the guarantee liability for the debt under the main contract before the change in accordance with this Contract. If the creditor adjusts the fee or rate and the interest accrual method according to the terms of the financing documents or the changes in the national interest rate policy, resulting in an increase in the interest and expenses payable by the debtor, the increase shall also fall within the scope of guarantee on the part of the guarantor.

8.2 The guarantee of this Contract is an unconditional and irrevocable guarantee, and shall not be affected by any agreement or document signed between the debtor and any unit, shall not be affected by any contract, agreement, guarantee, tacit agreement, dispute or controversy between the debtor and the creditor or between the guarantor and the debtor, and shall not change due to the merger, spinoff, reorganization into joint stock company, capital increase/decrease, joint venture, association, renaming, bankruptcy, insolvency, loss of business qualification, change of the organization’s articles of association on the part of the debtor.

Article 9 Reservation of Rights

9.1 If a party fails to exercise some or all of its rights hereunder, or fails to require the other party to perform and assume some or all of its obligations and responsibilities, it shall not constitute the party’s waiver of such rights or exemption of such obligations and responsibilities.

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9.2 Any grace, extension or moratorium on the rights hereunder granted by one party to the other party shall not affect any of its rights under this Contract and laws and regulations, nor shall it be deemed a waiver of such rights.

Article 10 Governing Law and Dispute Resolution

10.1 This Contract is governed by the laws of the People’s Republic of China (excluding Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan).

10.2 Any dispute concerning this Contract shall be subject to the jurisdiction of the competent people’s court as stipulated in the main contract. Any other forum selected may be agreed upon in the supplementary provisions. For the duration of the dispute, the parties hereto shall continue to perform the terms not in dispute. If either party files a lawsuit in the court with respect to any dispute, the litigation cost, the reasonable attorney’s fee incurred by the other party and other expenses arising from the proceedings (including but not limited to property preservation fee, travel expenses, notarization fee, translation fee, evaluation and auction fees, execution fee, etc.) shall be borne by the defaulting party.

Article 11 Entry into Force, Modification and Rescission of the Contract

11.1 This Contract shall enter into force upon signing by the guarantor and the creditor.

11.2 This Contract may be modified or revised in writing as agreed upon by the parties. Any modification or revision shall constitute an integral part of this Contract.

11.3 Except as otherwise provided by laws and regulations or otherwise agreed by the parties, this Contract may not be terminated until all the rights and obligations hereunder have been fulfilled.

Article 12 Miscellaneous

12.1 The headings of the clauses and sub-clauses of this Contract are inserted for convenience only and shall not affect the meaning and interpretation of any clause hereof.

12.2 The valid certificate of the creditor’s right hereunder shall be subject to the accounting voucher issued and kept by the creditor in accordance with its own business regulations.

12.3 Notice

The address of the guarantor set forth herein is the confirmed mailing address and the address for service of legal instruments. In case of any change, the guarantor shall notify the creditor in writing within ten natural days after the change, with the postal cost incurred borne by the guarantor. The original address shall be still deemed valid before the creditor receives the notice of change from the guarantor. If the address of the creditor changes, the creditor only needs to make an announcement at the premises or through other means.

Any notices and requests concerning this Contract between the creditor and the guarantor shall be sent by registered mail, EMS or made in any other written form as agreed by the parties. Any communication or document made or delivered by the creditor to this guarantor under this contract or for the purpose of this contract shall be deemed to have been served under the following circumstances:

a) If delivered by hand, at the time of delivery by hand;

b) If sent by letter, on the second (2) natural day for the same city, the fifth (5) natural day for different cities after the envelope marked with such address is mailed with postage prepaid;

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c) If sent by e-mail or other electronic means of communication, at the time of receipt in a clearly visible form;

d) If transmitted by telex or fax, at the time of completion of the transmission and receipt of the correct number or fax report;

e) In the case of notification of transfer or collection by making an announcement in public media or other means, it shall be deemed to have been served to the other party on the date of the announcement.

The guarantor agrees that the creditor may entrust the courier agency to send notices, receipts or other written documents relating to this Contract. In case of any loss or delay in the process of sending, the creditor shall take no responsibility. The creditor undertakes actively cooperate with the guarantor and take remedy measures to minimize risks and economic losses.

12.4 The guarantor acknowledges that the creditor may entrust another business office of Fubon Bank (China) Co., Ltd. to fulfill the rights and obligations hereunder, or put the business hereunder under the management of another business office of Fubon Bank (China) Co., Ltd. as required. The other business office of Fubon Bank (China) Co., Ltd. authorized by the creditor, or the other business office of Fubon Bank (China) Co., Ltd. that undertakes the business hereunder shall have the right to exercise all the rights hereunder and have the right to file a lawsuit in or apply for enforcement to the court in the name of the business office with respect to the dispute hereunder.

12.5 The guarantor may not transfer any rights and obligations hereunder to a third party without the written consent of the creditor. Where the creditor assigns the creditor’s right under the main contract to a third party in whole or in part and notifies the guarantor (without otherwise obtaining the consent or approval of the guarantor), the guarantor agrees that the creditor shall transfer the security right set hereunder at the same time, and the guarantor shall assume the guarantee liability to the assignee within the scope of guarantee stipulated herein, and agree to take any action or sign any document to cooperate with the creditor to complete the said assignment. The guarantor shall continue to assume responsibility for the creditor and its assignee and beneficiary in accordance with this Contract.

12.6 Except for the expenses to be borne by the creditor as explicitly stipulated by laws and regulations, any expenses hereunder shall be borne by the guarantor.

12.7 Without prejudice to other terms herein, if the guarantor is an institution, this Contract shall be legally binding on the parties and their respective legal successors and assignees.

12.8 If a clause or a portion of a clause hereof is invalid now or will become invalid in the future, the invalid clause or invalid portion shall not affect the validity of this Contract and other clauses of this Contract or other contents of such clause.

12.9 During the period from the date of execution of the main contract until the settlement of the debt under the main contract, the guarantor irrevocably authorizes the creditor to inquire the guarantor’s credit information with the financial credit information basic database and other duly established credit reference agencies and use such credit information while the guarantor assumes the guarantee liability to the creditor in handling various credit businesses for the debtor. Without the written consent of the guarantor, the creditor may not disclose the guarantor’s credit information to any person except in the following cases: (1) Disclosure to any court, tribunal, regulatory agency, or government agency that has jurisdiction and regulatory power over the creditor; (2) Other disclosures as required by laws and regulations. If the creditor enters, inquires or uses the guarantor’s information beyond the above-mentioned purposes of use, the creditor shall bear any and all the consequences and legal liabilities arising therefrom. The guarantor agrees that the creditor may submit the guarantor’s credit information to the financial credit information basic database and other duly established credit reference agencies. The guarantor is fully aware of and understands the entire contents of the foregoing authorization terms and authorizes the creditor on this basis.

12.10 The guarantor shall notarize this Contract when the creditor deems it necessary. Such notarization shall be enforceable and the guarantor undertakes that the guarantor is willing to accept enforcement in accordance with law in the event of non-performance or partial non-performance of obligations on the part of the debtor or the guarantor.

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12.11 The guarantor shall compensate the creditor for any and all losses and expenses incurred as a result of the guarantor’s failure to perform its obligations and covenants hereunder.

12.12 The guarantor agrees that the creditor may entrust a third party to handle the accompanying business (including but not limited to debt collection and other matters) related to this Contract in accordance with laws and regulations, and the guarantor agrees that the creditor may submit the relevant information and materials of the guarantor hereunder to the third party for handle the matters entrusted.

12.13 This Contract is made in duplicate, with each party holding one copy, which have the same legal effect.

Part II Special Terms

Article 13 Main Contract

The main contract refers to the comprehensive credit line contract, No.: 1809-069382502-01, concluded by and between the creditor and the debtor Shanghai Tong Gou Information Technology Co., Ltd. (including any revisions, amendments, modifications and supplementations made thereto from time to time). Principal’s claims will be determined between September 17, 2018 and September 30, 2021.

Article 14 Maximum Principal Amount of the Creditor’s Right

The maximum principal amount of the creditor’s right secured hereunder (i.e., the ceiling which the balance of the principal of the secured debt may not exceed) is equivalent to (currency) RMB (amount) five million Yuan only.

Article 15 Other Matters as Agreed upon by the Parties

15.1 ☐ The guarantor agrees to include the unsettled debt of the debtor (including other institutions of the creditor) under the ____________ No. ____________ concluded by and between the debtor and the creditor (including any revisions, amendments, modifications and supplementations made thereto from time to time) in the scope of the maximum amount guarantee of this Contract.

15.2

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(Signature page to follow)

Signature Page

The parties hereby acknowledge that at the time of signing this Contract, the creditor has elaborated on all the terms (especially those in bold font) and, through thorough discussion by the parties, the guarantor has no doubt about all the terms of this Contract and has acquired an accurate and correct understanding of the legal meanings of the terms concerning the relevant rights and obligations of the parties hereto and limitation of liability or exemption or authorization.

Guarantor:

[If the guarantee is an institution]

Legal representative or authorized agent (Signature/Seal):

[If the guarantee is a natural person]

The Guarantor or authorized agent (Signature/Seal): /s/ Wang Ying

Official seal:

Creditor:

Legal representative or authorized agent (signature and seal):

Seal:

Fubon Bank (China) Co., Ltd. Shanghai Century Avenue Branch (Seal)

Guaranteed by	Wang Jing (seal)

Guaranteed on	9/25/2018

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Contract No.: 1809-069382502-01-G2

Maximum Guarantee Contract

Contract version number: FB201603 (Corporate)

This Contract, dated September 25, 2018, was made and entered into by and between by the following parties:

Guarantor: Zeng Qingchun

Domicile (Address): Room 302, 3/F, 1000 Tianyaoqiao Road, Xuhui District, Shanghai

Tel.: 61132270    Fax: ____________________

(For an institution) Legal representative/person in charge: _______________

(For a natural person) Certificate Type: ___________ Certificate Number: _______________

Creditor: Fubon Bank (China) Co., Ltd. Shanghai Century Avenue Branch

Domicile (Address): 1/F, Block A, 1168 Century Avenue, Pudong New Area, Shanghai

Legal representative/person in charge: Su Hang

Tel.: 021-20619888    Fax:____________________

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In order to ensure the smooth performance of the main contract (hereinafter referred to as the main contract) stipulated in Article 13, and ensure the realization of the creditor’s rights, the guarantor is willing to provide the maximum joint and several liability guarantee for the realization of a series of the creditor’s rights under the main contract. The parties, intending to be legally bound hereby, entered into this Contract upon consensus through negotiation in accordance with relevant laws, regulations and rules.

Part I General Terms

Article 1 The secured main creditor’s right

1.1 The main creditor’s right secured hereunder is each creditor’s right under the main contract. The specific type, amounts, term, interest rate, and debt performance period of each single business under the main contract shall be determined by the creditor and the debtor in the specific business under the main contract.

1.2 The maximum principal amount of the creditor’s right secured by guarantee by the guarantor hereunder is set forth in Article 14 hereof. The maximum principal amount of the creditor’s right only refers to the ceiling of the principal balance of the secured debt (as defined in Article 2.1). Given that the principal of the secured debt does not exceed the said ceiling, the guarantor agrees to assume joint and several liability guarantee for all payables within the scope of guarantee stated in Article 2 hereof. The guarantor shall not claim no guarantee liability solely on account of the fact that the total amount of all payables within the scope of guarantee referred to in Article 2 hereof exceeds the maximum principal amount of the creditor’s rights as specified in Article 14 hereof.

Article 2 Scope of Guarantee

2.1 The guarantor’s guarantee covers any debts payable by the debtor to the creditor at any time now or in the future under the main contract, including but not limited to the principal, interest, compound interest, penalty interest, liquidated damages, damages, and other amounts payable by the debtor to the creditor (including but not limited to related handling fees, miscellaneous fees and other expenses), the expenses incurred by the creditor for realization of the creditor’s rights (including but not limited to litigation fees, arbitration fees, security fees, enforcement fees, attorney’s fees, evaluation fees, auction fees, notary fees, announcement fees, service fees, etc.) and other losses (hereinafter referred to as the “secured debt”).

2.2 The single creditor’s right incurred during the determination period (as defined in Article 13) of the main creditor’s right, even if its expiry date exceeds the determination period of the main creditor’s right, or the contingent creditor’s right incurred during the determination period of the main creditor’s right, even if the time of its conversion into the actual creditor’s right exceeds the determination period of the main creditor’s right, fall within the scope of guarantee hereunder.

2.3 The guarantor agrees that in the event of an increase in the principal, interest, penalty interest, and compound interest payable by the debtor as a result of the creditor’s adjustment of the interest rate, interest accrual or settlement method according to the contract or the changes in the national interest rate policy, or the change in the principal amount of the debt actually payable due to changes in exchange rate, the increase shall also fall within the scope of guarantee.

Article 3 Mode of Guarantee

3.1 The guarantee under this contract is joint and several liability guarantee. If there is more than one guarantor under the main contract, each guarantor shall bear joint and several liability for the creditor with respect to the entire secured debt. In case of any event of default under the main contract on the part of the debtor, the creditor shall have the right to directly request any guarantor to assume the guarantee liability within the scope of guarantee.

3.2 Where the creditor declares earlier maturity of the debtor’s debt according to the main contract, the guarantor shall assume the guarantee liability ahead of time.

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3.3 The guarantor acknowledges that if the debtor fails to perform its debts as agreed in the main contract, regardless of whether the creditor has any other security interest (including but not limited to guarantee, mortgage, pledge, letter of guarantee and other forms of security) in the creditor’s rights under the main contract, the creditor shall have the right to require the guarantor to assume the guarantee liability within the scope of guarantee as stipulated herein, without first exercising the other security interest. The guarantor hereby expressly waives the defense against the claim of first exercising the real security provided by the debtor. If the creditor waives its security interest over the collateral (including the collateral provided by the debtor) or other guarantors, the Guarantor shall still assume full liability for guarantee as stipulated herein.

3.4 The guarantee established herein, as a continuing guarantee for the debtor’s repayment and performance of all the obligations under the main contract, shall not be released by reason of partial payment or repayment of the secured debt, in which case the guarantor shall still assume guarantee liability for the outstanding debt within the scope of guarantee according to this Contract.

Article 4 Guarantee Period

4.1 The guarantee period is two years from the date on which each fund raised under the main contract expires, the date on which the creditor advances the payment, the maturity date of the bill or the similar debt performance deadline (collectively referred to as the “debt performance deadline”).

4.2 Where the main contract stipulates repayment in installments, the Guarantor shall bear the guarantee liability for the repayment obligation in each installment under the main contract respectively. The guarantee period shall be from the expiration of the debt performance deadline of each installment until two years after the expiration of the debt performance deadline of the last installment.

4.3 “Maturity” and “expiration” referred to herein include the case where the creditor declares earlier maturity. Where the creditor declares earlier maturity of the main creditor’s right, the date of earlier maturity announced by the creditor shall be the expiry date of the debt performance deadline.

4.4 The guarantor agrees that if the creditor and the debtor reach an agreement on extension of the debt performance deadline, the guarantee period shall terminate two years after the expiry date of each new debt performance deadline specified in the extension agreement.

Article 5 Performance of Guarantee Liability

5.1 Provided that the creditor submits to the Guarantor a debt collection notice stating the guarantee contract number and the amount of the main debt, the Guarantor shall immediately perform the liquidation obligation upon receipt of the notice.

5.2 Where the Guarantor shall perform the guarantee liability hereunder, the creditor shall have the right to deduct any amount from any account opened by the Guarantor with any business office of Fubon Bank (China) Co., Ltd. for liquidation of the debts due, without giving notice to the Guarantor. Even if all or part of the aforesaid amount has been deposited for a fixed period of time, or it requires a certain period of notice, and the fixed period or notice period has not expired or such notice has not been issued, the above rights of the creditor shall not be restricted or affected in any way, and the creditor is not required to assume any liability or make any compensation to the Guarantor for deducting such undue amount. Unless otherwise agreed by the parties, the creditor shall have the right to determine the liquidation order with the proceeds from deduction. If the currency of the proceeds from deduction is inconsistent with that of the amount to be liquidated, it shall be converted at the exchange rate applicable to the creditor on the same day of deduction, and the exchange rate risk shall be borne by the Guarantor. When the creditor deems it necessary, the Guarantor shall execute all documents and take all actions as necessary to authorize the creditor to deal with the claim and recourse of all due creditor’s right of the Guarantor; and execute all documents and take all actions as necessary to create a pledge in the proceeds therefrom for the creditor.

5.3 The main creditor’s right shall be determined upon the occurrence of any of the following:

(1) the determination period of the main creditor’s right expires;

(2) Any event of default set forth herein occurs and the creditor decides to determine the creditor’s right;

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(3) The creditor declares earlier maturity of the entire secured debt according to the main contract or applicable laws;

(4) Other circumstances where the secured debt shall be determined as prescribed by law.

Any and all secured debts that are outstanding at the time of determination of the main creditor’s right, regardless of whether the performance deadline of such debt has expired or is conditional, shall fall within the scope of the main creditor’s right. At the time of determination of the main creditor’s right, any and all amounts set forth in Article 2, regardless of whether or not they have occurred then, shall fall within the scope of the main creditor’s right.

5.4 While exercising its rights hereunder in accordance with law, the creditor shall not be liable for any loss incurred thereby to the Guarantor, unless such loss is attributed to its intentional or gross negligence.

5.5 The creditor shall have the right to confirm the liquidation order according to the main contract with respect to the proceeds from the creditor’s execution of the guarantee after payment of the execution fee in priority.

Article 6 Representations and Covenants

6.1 The Guarantor represents as follows:

(1) If the Guarantor is an institution (meaning a legal person or an unincorporated organization, referred to as “institution” herein), the Guarantor is duly registered and existing, and has the full capacity for civil right and civil conduct required to execute and deliver this Contract; if the Guarantor is a natural person, the Guarantor has the full capacity for civil right and civil conduct required to execute and deliver this Contract.

(2) The Guarantor has carefully read and fully understood the content of this Contract, the execution and performance of this Contract is based on the Guarantor’s manifestation of genuine intention; the execution and performance of this Contract will neither contravene the laws and regulations governing the Guarantor, nor violate any agreement, contract, and other legal documents binding upon the Guarantor.

(3) This Contract constitutes a legal, valid and legally binding obligation of the Guarantor. The guarantee set up hereunder is unconditional and is not subject to any other priority.

(4) If the Guarantor is an institution, the Guarantor has obtained legal and valid authorization in accordance with its articles of association or other internal management documents; the Guarantor has obtained or will obtain all relevant approvals, permits, filings or registrations required for execution and performance of this Contract.

(5) All documents, financial statements, vouchers and other materials submitted by the guarantor to the creditor hereunder are true, complete, accurate and valid.

(6) The guarantor undertakes to submit any documents and materials required at any time at the request of the creditor. The guarantor undertakes that all documents and materials submitted to the creditor are accurate, true, complete and valid, and the documents submitted in photocopies are consistent with the original.

(7) The guarantor has not concealed from the creditor any event that may affect its financial condition and ability to perform the contract. In the event of any circumstances that may affect the guarantor’s financial condition and ability to perform the contract, including but not limited to transfer of major assets or equity transfer, incurring significant liabilities, and involvement in major litigation or arbitration cases, or loss of civil capacity, etc, the guarantor shall notify the creditor on the date of occurrence or on the date when being aware that it will occur.

(8) Where the debt under the main contract is not fully settled after the guarantor’s performance of the guarantee liability, the guarantor covenants that its claim (including pre-exercise) of the right of subrogation or recourse against the debtor or any other guarantor shall not harm the creditor’s interests in any way and agrees that the liquidation of the debt under the main contract takes precedence over the realization of the guarantor’s right of subrogation or recourse.

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(9) The guarantor covenants to supervise the use of the debt by the debtor, and the guarantor accepts and cooperates with the creditor in the verification of its qualification, capacity for performing vicarious liability, credit standing and investment.

(10) The guarantor is willing to assume the guarantee liability with all the property owned. Before the settlement of the secured debt, the guarantor covenants not to provide guarantee to any third party without the written consent of the creditor. If the guarantor’s property then is not sufficient to cover the guarantee liability, the guarantor undertakes to continue to be liable for liquidation of the insufficiency.

(11) The guarantor is not involved in any economic, civil, criminal, administrative proceedings, or similar arbitral proceedings that may have a material adverse effect on it, nor does it have any circumstances that could lead to its involvement in such proceedings or similar arbitral proceedings.

(12) No important assets of the guarantor is subject to any enforcement, seizure, detention, freezing, lien, or regulatory measures, or is under any circumstances that may lead to such measures.

6.2 If the guarantor is an institution, the guarantor further covenants as follows:

(1) None of the guarantor and any of its shareholders and affiliates has been involved in any liquidation, bankruptcy, reorganization, consolidation (merger), spinoff, restructuring, dissolution, capital reduction or similar legal proceedings, and no circumstances that may lead to such legal proceedings has occurred to them.

(2) Submit the financial statements (including but not limited to annual reports, semi-annual reports, quarterly reports and monthly statements) and other relevant materials to the creditor on a regular or timely basis as required by the creditor.

(3) If the guarantor has entered into or will enter into a counter-guarantee agreement or similar agreement with the debtor with respect to its guarantee obligations hereunder, such agreement will not prejudice any rights of the creditor hereunder.

(4) The guarantor cannot undergo merger, spinoff, capital reduction, equity transfer, foreign investment, substantial increase in debt financing, transfer of major assets and claims, and other matters that may adversely affect the guarantor’s guarantee ability unless the prior consent of the creditor is obtained.

(5) Under any of the following circumstances, the guarantor shall promptly notify the creditor:

a) any change in the articles of association, business scope, registered capital, and legal representative;

b) changing the business mode by carrying out any form of joint operation, establishing joint venture with, cooperating with foreign investors, contracting, restructuring, institutional shift, planned listing or otherwise;

c) being involved in a major litigation or arbitration, or having the property or collateral being seized, detained or regulated, or creating a new security interest in the collateral;

d) discontinuation of business, dissolution, liquidation, suspension of business for rectification, being revoked, being revoked of business license, and (being filed) filing for bankruptcy;

e) Any of its shareholders, directors and current officers is suspected of being involved in major cases or economic disputes;

f) an event of default under any other contract;

g) running into trouble in operation and deterioration of financial condition.

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6.3 If the guarantor is a natural person, the guarantor represents and covenants as follows:

(1) The guarantor accepts the creditor’s supervision and inspection of the financial status of the guarantor, and assists and cooperates with the creditor in this regard. The guarantor shall submit the credit reference documents, including but not limited to individual income tax return, deposit certificate, personal credit report, etc., as required by the creditor.

(2) The guarantor has not concealed from the creditor the significant liabilities that have been borne as at the date of execution of this Contract.

(3) This Contract is not terminated or adversely affected by the guarantor’s death. The guarantor voluntarily assumes the liability for satisfaction with the entire estate. The guarantor’s estate administrator and inheritor are fully bound by the guarantee contract.

(4) Before fulfillment of the debt under the main contract, the guarantor shall not maliciously transfer or damage the personal property.

6.4 The guarantor’s representations and undertakings above shall remain true and correct until full settlement of the secured debt, and the guarantor will submit further documentation as required by the creditor from time to time.

Article 7 Event of Default and Handling

7.1 Any of the following matters shall constitute an event of default event on the part of the guarantor hereunder:

(1) The guarantor fails to (or expressly indicates or indicates by act it will not) duly perform the guarantee liability on time and in full as stipulated herein ;

(2) Any document, information provided by the guarantor or any of the representations, statements, or covenants made by it is untrue, inaccurate, incomplete, illegal or invalid, or is false, fraudulent, contains material omission, material concealment or misleading information;

(3) Occurrence of any circumstance that may affect the guarantor’s financial status and ability to perform the contract , including but not limited to the transfer of major assets or equity, undertaking material liabilities, involvement in major litigation or arbitration or enforcement cases, and material adverse changes in financial condition, generation of unfavorable credit records, loss of civil capacity, disputes or incidents involving changes in marriage, support/dependency/foster relationship relationships, or division of community property;

(4) If the guarantor is an institution, the guarantor terminates business or dissolves, is revoked or goes bankrupt;

(5) If the guarantor is a natural person, the guarantor is deceased, declared deceased, missing or declared missing, or becomes a person with limited capacity for civil conduct or a person without civil capacity;

(6) The guarantor becomes unemployed, undergoes business changes, is subject to administrative, criminal enforcement measures, punishment or other criminal sanctions;

(7) This Contract is made invalid or is revoked for reasons attributable to the guarantor;

(8) other events or acts that have or may have a material adverse effect on the main creditor’s right or security interest on the part of the guarantor;

(9) violation of other provisions herein or occurrence of any other event that will affect its rights hereunder as the creditor considers on the part of the guarantor.

7.2 Upon occurrence of any event of default set forth in the preceding paragraph, the creditor shall have the right to take the following measures separately or simultaneously depending on the circumstances:

(1) require the guarantor to correct its breach of contract within a time limit and fulfill the guarantee liability in a timely manner;

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(2) suspend or terminate the acceptance of the business application under other contracts between the guarantor and the creditor or other business offices of Fubon Bank (China) Co., Ltd. in whole or in part; suspend or terminate the issuance and processing of the loans that have not yet been issued, and trade financing that has not yet been processed in whole or in part;

(3) Declare immediate maturity of the outstanding credit principal and interest and other payables under other contracts between the guarantor and the creditors or other business offices of Fubon Bank (China) Co., Ltd. in whole or in part, and require the debtor to repay the debts owed;

(4) terminate or rescind other contracts between the guarantor and the creditor in whole or in part;

(5) require the guarantor to compensate for any and all direct and indirect losses caused to the creditor by its breach of contract;

(6) Take the deduction measures specified in Article 5.2 hereof;

(7) Determine the main creditor’s right as stipulated in Article 5.3 and require the guarantor to perform the guarantee liability hereunder;

(8) require the guarantor to provide other guarantees recognized by the creditor;

(9) Other measures as the creditor deems necessary.

Article 8 Relationship with the Main Contract

8.1 The rights and interests of the creditor hereunder shall not be affected in any way by any grace, extension granted by the creditor to the debtor, any revision, modification or substitution made by the creditor and the debtor to any terms of the main contract or the specific contracts or other business documents under the main contract (including but not limited to the change of the terms concerning type, amount, currency, term, interest rate, exchange rate, use, repayment method, rights and obligations of the credit business). If any of the above circumstances occurs, it shall be deemed that the guarantor’s prior consent has been obtained. The guarantor shall assume the guarantee liability for the secured debt after the change, and the guarantor shall not be released from its guarantee liability, without further consent from the guarantor. Where the main contract provides for issuance of a letter of credit, a letter of guarantee or a standby letter of credit by the creditor to the debtor, the creditor and the debtor may modify the letter of credit, letter of guarantee or standby letter of credit under the main contract without obtaining the consent of the guarantor or otherwise giving notice to the guarantor. Such modification is deemed to have been approved by the guarantor beforehand and shall not mitigate or release the guarantor from the guarantee liability. However, where the creditor and the debtor agree upon extension of the valid term of the credit line under the main contract or increase of the amount of the credit line under the main contract without the consent of the guarantor, the guarantor shall only assume the guarantee liability for the debt under the main contract before the change in accordance with this Contract. If the creditor adjusts the fee or rate and the interest accrual method according to the terms of the financing documents or the changes in the national interest rate policy, resulting in an increase in the interest and expenses payable by the debtor, the increase shall also fall within the scope of guarantee on the part of the guarantor.

8.2 The guarantee of this Contract is an unconditional and irrevocable guarantee, and shall not be affected by any agreement or document signed between the debtor and any unit, shall not be affected by any contract, agreement, guarantee, tacit agreement, dispute or controversy between the debtor and the creditor or between the guarantor and the debtor, and shall not change due to the merger, spinoff, reorganization into joint stock company, capital increase/decrease, joint venture, association, renaming, bankruptcy, insolvency, loss of business qualification, change of the organization’s articles of association on the part of the debtor.

Article 9 Reservation of Rights

9.1 If a party fails to exercise some or all of its rights hereunder, or fails to require the other party to perform and assume some or all of its obligations and responsibilities, it shall not constitute the party’s waiver of such rights or exemption of such obligations and responsibilities.

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9.2 Any grace, extension or moratorium on the rights hereunder granted by one party to the other party shall not affect any of its rights under this Contract and laws and regulations, nor shall it be deemed a waiver of such rights.

Article 10 Governing Law and Dispute Resolution

10.1 This Contract is governed by the laws of the People’s Republic of China (excluding Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan).

10.2 Any dispute concerning this Contract shall be subject to the jurisdiction of the competent people’s court as stipulated in the main contract. Any other forum selected may be agreed upon in the supplementary provisions. For the duration of the dispute, the parties hereto shall continue to perform the terms not in dispute. If either party files a lawsuit in the court with respect to any dispute, the litigation cost, the reasonable attorney’s fee incurred by the other party and other expenses arising from the proceedings (including but not limited to property preservation fee, travel expenses, notarization fee, translation fee, evaluation and auction fees, execution fee, etc.) shall be borne by the defaulting party.

Article 11 Entry into Force, Modification and Rescission of the Contract

11.1 This Contract shall enter into force upon signing by the guarantor and the creditor.

11.2 This Contract may be modified or revised in writing as agreed upon by the parties. Any modification or revision shall constitute an integral part of this Contract.

11.3 Except as otherwise provided by laws and regulations or otherwise agreed by the parties, this Contract may not be terminated until all the rights and obligations hereunder have been fulfilled.

Article 12 Miscellaneous

12.1 The headings of the clauses and sub-clauses of this Contract are inserted for convenience only and shall not affect the meaning and interpretation of any clause hereof.

12.2 The valid certificate of the creditor’s right hereunder shall be subject to the accounting voucher issued and kept by the creditor in accordance with its own business regulations.

12.3 Notice

The address of the guarantor set forth herein is the confirmed mailing address and the address for service of legal instruments. In case of any change, the guarantor shall notify the creditor in writing within ten natural days after the change, with the postal cost incurred borne by the guarantor. The original address shall be still deemed valid before the creditor receives the notice of change from the guarantor. If the address of the creditor changes, the creditor only needs to make an announcement at the premises or through other means.

Any notices and requests concerning this Contract between the creditor and the guarantor shall be sent by registered mail, EMS or made in any other written form as agreed by the parties. Any communication or document made or delivered by the creditor to this guarantor under this contract or for the purpose of this contract shall be deemed to have been served under the following circumstances:

a) If delivered by hand, at the time of delivery by hand;

b) If sent by letter, on the second (2) natural day for the same city, the fifth (5) natural day for different cities after the envelope marked with such address is mailed with postage prepaid;

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c) If sent by e-mail or other electronic means of communication, at the time of receipt in a clearly visible form;

d) If transmitted by telex or fax, at the time of completion of the transmission and receipt of the correct number or fax report;

e) In the case of notification of transfer or collection by making an announcement in public media or other means, it shall be deemed to have been served to the other party on the date of the announcement.

The guarantor agrees that the creditor may entrust the courier agency to send notices, receipts or other written documents relating to this Contract. In case of any loss or delay in the process of sending, the creditor shall take no responsibility. The creditor undertakes actively cooperate with the guarantor and take remedy measures to minimize risks and economic losses.

12.4 The guarantor acknowledges that the creditor may entrust another business office of Fubon Bank (China) Co., Ltd. to fulfill the rights and obligations hereunder, or put the business hereunder under the management of another business office of Fubon Bank (China) Co., Ltd. as required. The other business office of Fubon Bank (China) Co., Ltd. authorized by the creditor, or the other business office of Fubon Bank (China) Co., Ltd. that undertakes the business hereunder shall have the right to exercise all the rights hereunder and have the right to file a lawsuit in or apply for enforcement to the court in the name of the business office with respect to the dispute hereunder.

12.5 The guarantor may not transfer any rights and obligations hereunder to a third party without the written consent of the creditor. Where the creditor assigns the creditor’s right under the main contract to a third party in whole or in part and notifies the guarantor (without otherwise obtaining the consent or approval of the guarantor), the guarantor agrees that the creditor shall transfer the security right set hereunder at the same time, and the guarantor shall assume the guarantee liability to the assignee within the scope of guarantee stipulated herein, and agree to take any action or sign any document to cooperate with the creditor to complete the said assignment. The guarantor shall continue to assume responsibility for the creditor and its assignee and beneficiary in accordance with this Contract.

12.6 Except for the expenses to be borne by the creditor as explicitly stipulated by laws and regulations, any expenses hereunder shall be borne by the guarantor.

12.7 Without prejudice to other terms herein, if the guarantor is an institution, this Contract shall be legally binding on the parties and their respective legal successors and assignees.

12.8 If a clause or a portion of a clause hereof is invalid now or will become invalid in the future, the invalid clause or invalid portion shall not affect the validity of this Contract and other clauses of this Contract or other contents of such clause.

12.9 During the period from the date of execution of the main contract until the settlement of the debt under the main contract, the guarantor irrevocably authorizes the creditor to inquire the guarantor’s credit information with the financial credit information basic database and other duly established credit reference agencies and use such credit information while the guarantor assumes the guarantee liability to the creditor in handling various credit businesses for the debtor. Without the written consent of the guarantor, the creditor may not disclose the guarantor’s credit information to any person except in the following cases: (1) Disclosure to any court, tribunal, regulatory agency, or government agency that has jurisdiction and regulatory power over the creditor; (2) Other disclosures as required by laws and regulations. If the creditor enters, inquires or uses the guarantor’s information beyond the above-mentioned purposes of use, the creditor shall bear any and all the consequences and legal liabilities arising therefrom. The guarantor agrees that the creditor may submit the guarantor’s credit information to the financial credit information basic database and other duly established credit reference agencies. The guarantor is fully aware of and understands the entire contents of the foregoing authorization terms and authorizes the creditor on this basis.

12.10 The guarantor shall notarize this Contract when the creditor deems it necessary. Such notarization shall be enforceable and the guarantor undertakes that the guarantor is willing to accept enforcement in accordance with law in the event of non-performance or partial non-performance of obligations on the part of the debtor or the guarantor.

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12.11 The guarantor shall compensate the creditor for any and all losses and expenses incurred as a result of the guarantor’s failure to perform its obligations and covenants hereunder.

12.12 The guarantor agrees that the creditor may entrust a third party to handle the accompanying business (including but not limited to debt collection and other matters) related to this Contract in accordance with laws and regulations, and the guarantor agrees that the creditor may submit the relevant information and materials of the guarantor hereunder to the third party for handle the matters entrusted.

12.13 This Contract is made in duplicate, with each party holding one copy, which have the same legal effect.

Part II Special Terms

Article 13 Main Contract

The main contract refers to the comprehensive credit line contract, No.: 1809-069382502-01, concluded by and between the creditor and the debtor Shanghai Tong Gou Information Technology Co., Ltd. (including any revisions, amendments, modifications and supplementations made thereto from time to time). Principal’s claims will be determined between September 17, 2018 and September 30, 2021.

Article 14 Maximum Principal Amount of the Creditor’s Right

The maximum principal amount of the creditor’s right secured hereunder (i.e., the ceiling which the balance of the principal of the secured debt may not exceed) is equivalent to (currency) RMB (amount) five million Yuan only.

Article 15 Other Matters as Agreed upon by the Parties

15.1 ☐ The guarantor agrees to include the unsettled debt of the debtor (including other institutions of the creditor) under the ____________ No. ____________concluded by and between the debtor and the creditor (including any revisions, amendments, modifications and supplementations made thereto from time to time) in the scope of the maximum amount guarantee of this Contract.

15.2

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(Signature page to follow)

Signature Page

The parties hereby acknowledge that at the time of signing this Contract, the creditor has elaborated on all the terms (especially those in bold font) and, through thorough discussion by the parties, the guarantor has no doubt about all the terms of this Contract and has acquired an accurate and correct understanding of the legal meanings of the terms concerning the relevant rights and obligations of the parties hereto and limitation of liability or exemption or authorization.

Guarantor:

[If the guarantee is an institution]

Legal representative or authorized agent (Signature/Seal):

Official seal:

[If the guarantee is a natural person]

The Guarantor or authorized agent

(Signature/Seal): /s/ Zeng Qingchun

Creditor:

Legal representative or authorized agent (signature and seal):

Seal:

Fubon Bank (China) Co., Ltd. Shanghai Century Avenue Branch (seal)

Guaranteed by	Wang Jing (seal)

Guaranteed on	9/25/2018

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ECMOHO

Contract No.: 1809-069382502-01-G3

Maximum Guarantee Contract

Contract version number: FB201603 (Corporate)

This Contract, dated September 25, 2018, was made and entered into by and between by the following parties:

Guarantor: Shanghai ECMOHO Health Biotechnology Co., Ltd.

Domicile (Address): Room 302, 3/F, 1000 Tianyaoqiao Road, Xuhui District, Shanghai

Tel.: 61132270    Fax: ____________________

(For an institution) Legal representative/person in charge: Wang Ying ___

(For a natural person) Certificate Type: ___________ Certificate Number: _______________

Creditor: Fubon Bank (China) Co., Ltd. Shanghai Century Avenue Branch

Domicile (Address): 1168 Century Avenue, Pudong New Area, Shanghai

Legal representative/person in charge: Su Hang

Tel.: 021-20619888    Fax:____________________

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In order to ensure the smooth performance of the main contract (hereinafter referred to as the main contract) stipulated in Article 13, and ensure the realization of the creditor’s rights, the guarantor is willing to provide the maximum joint and several liability guarantee for the realization of a series of the creditor’s rights under the main contract. The parties, intending to be legally bound hereby, entered into this Contract upon consensus through negotiation in accordance with relevant laws, regulations and rules.

Part I General Terms

Article 1 The secured main creditor’s right

1.1 The main creditor’s right secured hereunder is each creditor’s right under the main contract. The specific type, amounts, term, interest rate, and debt performance period of each single business under the main contract shall be determined by the creditor and the debtor in the specific business under the main contract.

1.2 The maximum principal amount of the creditor’s right secured by guarantee by the guarantor hereunder is set forth in Article 14 hereof. The maximum principal amount of the creditor’s right only refers to the ceiling of the principal balance of the secured debt (as defined in Article 2.1). Given that the principal of the secured debt does not exceed the said ceiling, the guarantor agrees to assume joint and several liability guarantee for all payables within the scope of guarantee stated in Article 2 hereof. The guarantor shall not claim no guarantee liability solely on account of the fact that the total amount of all payables within the scope of guarantee referred to in Article 2 hereof exceeds the maximum principal amount of the creditor’s rights as specified in Article 14 hereof.

Article 2 Scope of Guarantee

2.1 The guarantor’s guarantee covers any debts payable by the debtor to the creditor at any time now or in the future under the main contract, including but not limited to the principal, interest, compound interest, penalty interest, liquidated damages, damages, and other amounts payable by the debtor to the creditor (including but not limited to related handling fees, miscellaneous fees and other expenses), the expenses incurred by the creditor for realization of the creditor’s rights (including but not limited to litigation fees, arbitration fees, security fees, enforcement fees, attorney’s fees, evaluation fees, auction fees, notary fees, announcement fees, service fees, etc.) and other losses (hereinafter referred to as the “secured debt”).

2.2 The single creditor’s right incurred during the determination period (as defined in Article 13) of the main creditor’s right, even if its expiry date exceeds the determination period of the main creditor’s right, or the contingent creditor’s right incurred during the determination period of the main creditor’s right, even if the time of its conversion into the actual creditor’s right exceeds the determination period of the main creditor’s right, fall within the scope of guarantee hereunder.

2.3 The guarantor agrees that in the event of an increase in the principal, interest, penalty interest, and compound interest payable by the debtor as a result of the creditor’s adjustment of the interest rate, interest accrual or settlement method according to the contract or the changes in the national interest rate policy, or the change in the principal amount of the debt actually payable due to changes in exchange rate, the increase shall also fall within the scope of guarantee.

Article 3 Mode of Guarantee

3.1 The guarantee under this contract is joint and several liability guarantee. If there is more than one guarantor under the main contract, each guarantor shall bear joint and several liability for the creditor with respect to the entire secured debt. In case of any event of default under the main contract on the part of the debtor, the creditor shall have the right to directly request any guarantor to assume the guarantee liability within the scope of guarantee.

3.2 Where the creditor declares earlier maturity of the debtor’s debt according to the main contract, the guarantor shall assume the guarantee liability ahead of time.

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3.3 The guarantor acknowledges that if the debtor fails to perform its debts as agreed in the main contract, regardless of whether the creditor has any other security interest (including but not limited to guarantee, mortgage, pledge, letter of guarantee and other forms of security) in the creditor’s rights under the main contract, the creditor shall have the right to require the guarantor to assume the guarantee liability within the scope of guarantee as stipulated herein, without first exercising the other security interest. The guarantor hereby expressly waives the defense against the claim of first exercising the real security provided by the debtor. If the creditor waives its security interest over the collateral (including the collateral provided by the debtor) or other guarantors, the Guarantor shall still assume full liability for guarantee as stipulated herein.

3.4 The guarantee established herein, as a continuing guarantee for the debtor’s repayment and performance of all the obligations under the main contract, shall not be released by reason of partial payment or repayment of the secured debt, in which case the guarantor shall still assume guarantee liability for the outstanding debt within the scope of guarantee according to this Contract.

Article 4 Guarantee Period

4.1 The guarantee period is two years from the date on which each fund raised under the main contract expires, the date on which the creditor advances the payment, the maturity date of the bill or the similar debt performance deadline (collectively referred to as the “debt performance deadline”).

4.2 Where the main contract stipulates repayment in installments, the Guarantor shall bear the guarantee liability for the repayment obligation in each installment under the main contract respectively. The guarantee period shall be from the expiration of the debt performance deadline of each installment until two years after the expiration of the debt performance deadline of the last installment.

4.3 “Maturity” and “expiration” referred to herein include the case where the creditor declares earlier maturity. Where the creditor declares earlier maturity of the main creditor’s right, the date of earlier maturity announced by the creditor shall be the expiry date of the debt performance deadline.

4.4 The guarantor agrees that if the creditor and the debtor reach an agreement on extension of the debt performance deadline, the guarantee period shall terminate two years after the expiry date of each new debt performance deadline specified in the extension agreement.

Article 5 Performance of Guarantee Liability

5.1 Provided that the creditor submits to the Guarantor a debt collection notice stating the guarantee contract number and the amount of the main debt, the Guarantor shall immediately perform the liquidation obligation upon receipt of the notice.

5.2 Where the Guarantor shall perform the guarantee liability hereunder, the creditor shall have the right to deduct any amount from any account opened by the Guarantor with any business office of Fubon Bank (China) Co., Ltd. for liquidation of the debts due, without giving notice to the Guarantor. Even if all or part of the aforesaid amount has been deposited for a fixed period of time, or it requires a certain period of notice, and the fixed period or notice period has not expired or such notice has not been issued, the above rights of the creditor shall not be restricted or affected in any way, and the creditor is not required to assume any liability or make any compensation to the Guarantor for deducting such undue amount. Unless otherwise agreed by the parties, the creditor shall have the right to determine the liquidation order with the proceeds from deduction. If the currency of the proceeds from deduction is inconsistent with that of the amount to be liquidated, it shall be converted at the exchange rate applicable to the creditor on the same day of deduction, and the exchange rate risk shall be borne by the Guarantor. When the creditor deems it necessary, the Guarantor shall execute all documents and take all actions as necessary to authorize the creditor to deal with the claim and recourse of all due creditor’s right of the Guarantor; and execute all documents and take all actions as necessary to create a pledge in the proceeds therefrom for the creditor.

5.3 The main creditor’s right shall be determined upon the occurrence of any of the following:

(1) the determination period of the main creditor’s right expires;

(2) Any event of default set forth herein occurs and the creditor decides to determine the creditor’s right;

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(3) The creditor declares earlier maturity of the entire secured debt according to the main contract or applicable laws;

(4) Other circumstances where the secured debt shall be determined as prescribed by law.

Any and all secured debts that are outstanding at the time of determination of the main creditor’s right, regardless of whether the performance deadline of such debt has expired or is conditional, shall fall within the scope of the main creditor’s right. At the time of determination of the main creditor’s right, any and all amounts set forth in Article 2, regardless of whether or not they have occurred then, shall fall within the scope of the main creditor’s right.

5.4 While exercising its rights hereunder in accordance with law, the creditor shall not be liable for any loss incurred thereby to the Guarantor, unless such loss is attributed to its intentional or gross negligence.

5.5 The creditor shall have the right to confirm the liquidation order according to the main contract with respect to the proceeds from the creditor’s execution of the guarantee after payment of the execution fee in priority.

Article 6 Representations and Covenants

6.1 The Guarantor represents as follows:

(1) If the Guarantor is an institution (meaning a legal person or an unincorporated organization, referred to as “institution” herein), the Guarantor is duly registered and existing, and has the full capacity for civil right and civil conduct required to execute and deliver this Contract; if the Guarantor is a natural person, the Guarantor has the full capacity for civil right and civil conduct required to execute and deliver this Contract.

(2) The Guarantor has carefully read and fully understood the content of this Contract, the execution and performance of this Contract is based on the Guarantor’s manifestation of genuine intention; the execution and performance of this Contract will neither contravene the laws and regulations governing the Guarantor, nor violate any agreement, contract, and other legal documents binding upon the Guarantor.

(3) This Contract constitutes a legal, valid and legally binding obligation of the Guarantor. The guarantee set up hereunder is unconditional and is not subject to any other priority.

(4) If the Guarantor is an institution, the Guarantor has obtained legal and valid authorization in accordance with its articles of association or other internal management documents; the Guarantor has obtained or will obtain all relevant approvals, permits, filings or registrations required for execution and performance of this Contract.

(5) All documents, financial statements, vouchers and other materials submitted by the guarantor to the creditor hereunder are true, complete, accurate and valid.

(6) The guarantor undertakes to submit any documents and materials required at any time at the request of the creditor. The guarantor undertakes that all documents and materials submitted to the creditor are accurate, true, complete and valid, and the documents submitted in photocopies are consistent with the original.

(7) The guarantor has not concealed from the creditor any event that may affect its financial condition and ability to perform the contract. In the event of any circumstances that may affect the guarantor’s financial condition and ability to perform the contract, including but not limited to transfer of major assets or equity transfer, incurring significant liabilities, and involvement in major litigation or arbitration cases, or loss of civil capacity, etc, the guarantor shall notify the creditor on the date of occurrence or on the date when being aware that it will occur.

(8) Where the debt under the main contract is not fully settled after the guarantor’s performance of the guarantee liability, the guarantor covenants that its claim (including pre-exercise) of the right of subrogation or recourse against the debtor or any other guarantor shall not harm the creditor’s interests in any way and agrees that the liquidation of the debt under the main contract takes precedence over the realization of the guarantor’s right of subrogation or recourse.

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(9) The guarantor covenants to supervise the use of the debt by the debtor, and the guarantor accepts and cooperates with the creditor in the verification of its qualification, capacity for performing vicarious liability, credit standing and investment.

(10) The guarantor is willing to assume the guarantee liability with all the property owned. Before the settlement of the secured debt, the guarantor covenants not to provide guarantee to any third party without the written consent of the creditor. If the guarantor’s property then is not sufficient to cover the guarantee liability, the guarantor undertakes to continue to be liable for liquidation of the insufficiency.

(11) The guarantor is not involved in any economic, civil, criminal, administrative proceedings, or similar arbitral proceedings that may have a material adverse effect on it, nor does it have any circumstances that could lead to its involvement in such proceedings or similar arbitral proceedings.

(12) No important assets of the guarantor is subject to any enforcement, seizure, detention, freezing, lien, or regulatory measures, or is under any circumstances that may lead to such measures.

6.2 If the guarantor is an institution, the guarantor further covenants as follows:

(1) None of the guarantor and any of its shareholders and affiliates has been involved in any liquidation, bankruptcy, reorganization, consolidation (merger), spinoff, restructuring, dissolution, capital reduction or similar legal proceedings, and no circumstances that may lead to such legal proceedings has occurred to them.

(2) Submit the financial statements (including but not limited to annual reports, semi-annual reports, quarterly reports and monthly statements) and other relevant materials to the creditor on a regular or timely basis as required by the creditor.

(3) If the guarantor has entered into or will enter into a counter-guarantee agreement or similar agreement with the debtor with respect to its guarantee obligations hereunder, such agreement will not prejudice any rights of the creditor hereunder.

(4) The guarantor cannot undergo merger, spinoff, capital reduction, equity transfer, foreign investment, substantial increase in debt financing, transfer of major assets and claims, and other matters that may adversely affect the guarantor’s guarantee ability unless the prior consent of the creditor is obtained.

(5) Under any of the following circumstances, the guarantor shall promptly notify the creditor:

a) any change in the articles of association, business scope, registered capital, and legal representative;

b) changing the business mode by carrying out any form of joint operation, establishing joint venture with, cooperating with foreign investors, contracting, restructuring, institutional shift, planned listing or otherwise;

c) being involved in a major litigation or arbitration, or having the property or collateral being seized, detained or regulated, or creating a new security interest in the collateral;

d) discontinuation of business, dissolution, liquidation, suspension of business for rectification, being revoked, being revoked of business license, and (being filed)filing for bankruptcy;

e) Any of its shareholders, directors and current officers is suspected of being involved in major cases or economic disputes;

f) an event of default under any other contract;

g) running into trouble in operation and deterioration of financial condition.

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6.3 If the guarantor is a natural person, the guarantor represents and covenants as follows:

(1) The guarantor accepts the creditor’s supervision and inspection of the financial status of the guarantor, and assists and cooperates with the creditor in this regard. The guarantor shall submit the credit reference documents, including but not limited to individual income tax return, deposit certificate, personal credit report, etc., as required by the creditor.

(2) The guarantor has not concealed from the creditor the significant liabilities that have been borne as at the date of execution of this Contract.

(3) This Contract is not terminated or adversely affected by the guarantor’s death. The guarantor voluntarily assumes the liability for satisfaction with the entire estate. The guarantor’s estate administrator and inheritor are fully bound by the guarantee contract.

(4) Before fulfillment of the debt under the main contract, the guarantor shall not maliciously transfer or damage the personal property.

6.4 The guarantor’s representations and undertakings above shall remain true and correct until full settlement of the secured debt, and the guarantor will submit further documentation as required by the creditor from time to time.

Article 7 Event of Default and Handling

7.1 Any of the following matters shall constitute an event of default event on the part of the guarantor hereunder:

(1) The guarantor fails to(or expressly indicates or indicates by act it will not) duly perform the guarantee liability on time and in full as stipulated herein;

(2) Any document, information provided by the guarantor or any of the representations, statements, or covenants made by it is untrue, inaccurate, incomplete, illegal or invalid, or is false, fraudulent, contains material omission, material concealment or misleading information;

(3) Occurrence of any circumstance that may affect the guarantor’s financial status and ability to perform the contract , including but not limited to the transfer of major assets or equity, undertaking material liabilities, involvement in major litigation or arbitration or enforcement cases, and material adverse changes in financial condition, generation of unfavorable credit records, loss of civil capacity, disputes or incidents involving changes in marriage, support/dependency/foster relationship relationships, or division of community property;

(4) If the guarantor is an institution, the guarantor terminates business or dissolves, is revoked or goes bankrupt;

(5) If the guarantor is a natural person, the guarantor is deceased, declared deceased, missing or declared missing, or becomes a person with limited capacity for civil conduct or a person without civil capacity;

(6) The guarantor becomes unemployed, undergoes business changes, is subject to administrative, criminal enforcement measures, punishment or other criminal sanctions;

(7) This Contract is made invalid or is revoked for reasons attributable to the guarantor;

(8) other events or acts that have or may have a material adverse effect on the main creditor’s right or security interest on the part of the guarantor;

(9) violation of other provisions herein or occurrence of any other event that will affect its rights hereunder as the creditor considers on the part of the guarantor.

7.2 Upon occurrence of any event of default set forth in the preceding paragraph, the creditor shall have the right to take the following measures separately or simultaneously depending on the circumstances:

(1) require the guarantor to correct its breach of contract within a time limit and fulfill the guarantee liability in a timely manner;

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(2) suspend or terminate the acceptance of the business application under other contracts between the guarantor and the creditor or other business offices of Fubon Bank (China) Co., Ltd. in whole or in part; suspend or terminate the issuance and processing of the loans that have not yet been issued, and trade financing that has not yet been processed in whole or in part;

(3) Declare immediate maturity of the outstanding credit principal and interest and other payables under other contracts between the guarantor and the creditors or other business offices of Fubon Bank (China) Co., Ltd. in whole or in part, and require the debtor to repay the debts owed;

(4) terminate or rescind other contracts between the guarantor and the creditor in whole or in part;

(5) require the guarantor to compensate for any and all direct and indirect losses caused to the creditor by its breach of contract;

(6) Take the deduction measures specified in Article 5.2 hereof;

(7) Determine the main creditor’s right as stipulated in Article 5.3 and require the guarantor to perform the guarantee liability hereunder;

(8) require the guarantor to provide other guarantees recognized by the creditor;

(9) Other measures as the creditor deems necessary.

Article 8 Relationship with the Main Contract

8.1 The rights and interests of the creditor hereunder shall not be affected in any way by any grace, extension granted by the creditor to the debtor, any revision, modification or substitution made by the creditor and the debtor to any terms of the main contract or the specific contracts or other business documents under the main contract (including but not limited to the change of the terms concerning type, amount, currency, term, interest rate, exchange rate, use, repayment method, rights and obligations of the credit business). If any of the above circumstances occurs, it shall be deemed that the guarantor’s prior consent has been obtained. The guarantor shall assume the guarantee liability for the secured debt after the change, and the guarantor shall not be released from its guarantee liability, without further consent from the guarantor. Where the main contract provides for issuance of a letter of credit, a letter of guarantee or a standby letter of credit by the creditor to the debtor, the creditor and the debtor may modify the letter of credit, letter of guarantee or standby letter of credit under the main contract without obtaining the consent of the guarantor or otherwise giving notice to the guarantor. Such modification is deemed to have been approved by the guarantor beforehand and shall not mitigate or release the guarantor from the guarantee liability. However, where the creditor and the debtor agree upon extension of the valid term of the credit line under the main contract or increase of the amount of the credit line under the main contract without the consent of the guarantor, the guarantor shall only assume the guarantee liability for the debt under the main contract before the change in accordance with this Contract. If the creditor adjusts the fee or rate and the interest accrual method according to the terms of the financing documents or the changes in the national interest rate policy, resulting in an increase in the interest and expenses payable by the debtor, the increase shall also fall within the scope of guarantee on the part of the guarantor.

8.2 The guarantee of this Contract is an unconditional and irrevocable guarantee, and shall not be affected by any agreement or document signed between the debtor and any unit, shall not be affected by any contract, agreement, guarantee, tacit agreement, dispute or controversy between the debtor and the creditor or between the guarantor and the debtor, and shall not change due to the merger, spinoff, reorganization into joint stock company, capital increase/decrease, joint venture, association, renaming, bankruptcy, insolvency, loss of business qualification, change of the organization’s articles of association on the part of the debtor.

Article 9 Reservation of Rights

9.1 If a party fails to exercise some or all of its rights hereunder, or fails to require the other party to perform and assume some or all of its obligations and responsibilities, it shall not constitute the party’s waiver of such rights or exemption of such obligations and responsibilities.

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9.2 Any grace, extension or moratorium on the rights hereunder granted by one party to the other party shall not affect any of its rights under this Contract and laws and regulations, nor shall it be deemed a waiver of such rights.

Article 10 Governing Law and Dispute Resolution

10.1 This Contract is governed by the laws of the People’s Republic of China (excluding Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan).

10.2 Any dispute concerning this Contract shall be subject to the jurisdiction of the competent people’s court as stipulated in the main contract. Any other forum selected may be agreed upon in the supplementary provisions. For the duration of the dispute, the parties hereto shall continue to perform the terms not in dispute. If either party files a lawsuit in the court with respect to any dispute, the litigation cost, the reasonable attorney’s fee incurred by the other party and other expenses arising from the proceedings (including but not limited to property preservation fee, travel expenses, notarization fee, translation fee, evaluation and auction fees, execution fee, etc.) shall be borne by the defaulting party.

Article 11 Entry into Force, Modification and Rescission of the Contract

11.1 This Contract shall enter into force upon signing by the guarantor and the creditor.

11.2 This Contract may be modified or revised in writing as agreed upon by the parties. Any modification or revision shall constitute an integral part of this Contract.

11.3 Except as otherwise provided by laws and regulations or otherwise agreed by the parties, this Contract may not be terminated until all the rights and obligations hereunder have been fulfilled.

Article 12 Miscellaneous

12.1 The headings of the clauses and sub-clauses of this Contract are inserted for convenience only and shall not affect the meaning and interpretation of any clause hereof.

12.2 The valid certificate of the creditor’s right hereunder shall be subject to the accounting voucher issued and kept by the creditor in accordance with its own business regulations.

12.3 Notice

The address of the guarantor set forth herein is the confirmed mailing address and the address for service of legal instruments. In case of any change, the guarantor shall notify the creditor in writing within ten natural days after the change, with the postal cost incurred borne by the guarantor. The original address shall be still deemed valid before the creditor receives the notice of change from the guarantor. If the address of the creditor changes, the creditor only needs to make an announcement at the premises or through other means.

Any notices and requests concerning this Contract between the creditor and the guarantor shall be sent by registered mail, EMS or made in any other written form as agreed by the parties. Any communication or document made or delivered by the creditor to this guarantor under this contract or for the purpose of this contract shall be deemed to have been served under the following circumstances:

a) If delivered by hand, at the time of delivery by hand;

b) If sent by letter, on the second (2) natural day for the same city, the fifth (5) natural day for different cities after the envelope marked with such address is mailed with postage prepaid;

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c) If sent by e-mail or other electronic means of communication, at the time of receipt in a clearly visible form;

d) If transmitted by telex or fax, at the time of completion of the transmission and receipt of the correct number or fax report;

e) In the case of notification of transfer or collection by making an announcement in public media or other means, it shall be deemed to have been served to the other party on the date of the announcement.

The guarantor agrees that the creditor may entrust the courier agency to send notices, receipts or other written documents relating to this Contract. In case of any loss or delay in the process of sending, the creditor shall take no responsibility. The creditor undertakes actively cooperate with the guarantor and take remedy measures to minimize risks and economic losses.

12.4 The guarantor acknowledges that the creditor may entrust another business office of Fubon Bank (China) Co., Ltd. to fulfill the rights and obligations hereunder, or put the business hereunder under the management of another business office of Fubon Bank (China) Co., Ltd. as required. The other business office of Fubon Bank (China) Co., Ltd. authorized by the creditor, or the other business office of Fubon Bank (China) Co., Ltd. that undertakes the business hereunder shall have the right to exercise all the rights hereunder and have the right to file a lawsuit in or apply for enforcement to the court in the name of the business office with respect to the dispute hereunder.

12.5 The guarantor may not transfer any rights and obligations hereunder to a third party without the written consent of the creditor. Where the creditor assigns the creditor’s right under the main contract to a third party in whole or in part and notifies the guarantor (without otherwise obtaining the consent or approval of the guarantor), the guarantor agrees that the creditor shall transfer the security right set hereunder at the same time, and the guarantor shall assume the guarantee liability to the assignee within the scope of guarantee stipulated herein, and agree to take any action or sign any document to cooperate with the creditor to complete the said assignment. The guarantor shall continue to assume responsibility for the creditor and its assignee and beneficiary in accordance with this Contract.

12.6 Except for the expenses to be borne by the creditor as explicitly stipulated by laws and regulations, any expenses hereunder shall be borne by the guarantor.

12.7 Without prejudice to other terms herein, if the guarantor is an institution, this Contract shall be legally binding on the parties and their respective legal successors and assignees.

12.8 If a clause or a portion of a clause hereof is invalid now or will become invalid in the future, the invalid clause or invalid portion shall not affect the validity of this Contract and other clauses of this Contract or other contents of such clause.

12.9 During the period from the date of execution of the main contract until the settlement of the debt under the main contract, the guarantor irrevocably authorizes the creditor to inquire the guarantor’s credit information with the financial credit information basic database and other duly established credit reference agencies and use such credit information while the guarantor assumes the guarantee liability to the creditor in handling various credit businesses for the debtor. Without the written consent of the guarantor, the creditor may not disclose the guarantor’s credit information to any person except in the following cases: (1) Disclosure to any court, tribunal, regulatory agency, or government agency that has jurisdiction and regulatory power over the creditor; (2) Other disclosures as required by laws and regulations. If the creditor enters, inquires or uses the guarantor’s information beyond the above-mentioned purposes of use, the creditor shall bear any and all the consequences and legal liabilities arising therefrom. The guarantor agrees that the creditor may submit the guarantor’s credit information to the financial credit information basic database and other duly established credit reference agencies. The guarantor is fully aware of and understands the entire contents of the foregoing authorization terms and authorizes the creditor on this basis.

12.10 The guarantor shall notarize this Contract when the creditor deems it necessary. Such notarization shall be enforceable and the guarantor undertakes that the guarantor is willing to accept enforcement in accordance with law in the event of non-performance or partial non-performance of obligations on the part of the debtor or the guarantor.

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12.11 The guarantor shall compensate the creditor for any and all losses and expenses incurred as a result of the guarantor’s failure to perform its obligations and covenants hereunder.

12.12 The guarantor agrees that the creditor may entrust a third party to handle the accompanying business (including but not limited to debt collection and other matters) related to this Contract in accordance with laws and regulations, and the guarantor agrees that the creditor may submit the relevant information and materials of the guarantor hereunder to the third party for handle the matters entrusted.

12.13 This Contract is made in duplicate, with each party holding one copy, which have the same legal effect.

Part II Special Terms

Article 13 Main Contract

The main contract refers to the comprehensive credit line contract, No.: 1809-069382502-01, concluded by and between the creditor and the debtor Shanghai Tong Gou Information Technology Co., Ltd. (including any revisions, amendments, modifications and supplementations made thereto from time to time). Principal’s claims will be determined between September 17, 2018 and September 30, 2021.

Article 14 Maximum Principal Amount of the Creditor’s Right

The maximum principal amount of the creditor’s right secured hereunder (i.e., the ceiling which the balance of the principal of the secured debt may not exceed) is equivalent to (currency) RMB (amount) five million Yuan only.

Article 15 Other Matters as Agreed upon by the Parties

15.1 ☐ The guarantor agrees to include the unsettled debt of the debtor (including other institutions of the creditor) under the ____________ No. ____________ concluded by and between the debtor and the creditor (including any revisions, amendments, modifications and supplementations made thereto from time to time) in the scope of the maximum amount guarantee of this Contract.

15.2

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(Signature page to follow)

Signature Page

The parties hereby acknowledge that at the time of signing this Contract, the creditor has elaborated on all the terms (especially those in bold font) and, through thorough discussion by the parties, the guarantor has no doubt about all the terms of this Contract and has acquired an accurate and correct understanding of the legal meanings of the terms concerning the relevant rights and obligations of the parties hereto and limitation of liability or exemption or authorization.

Guarantor:

[If the guarantee is an institution]

Legal representative or authorized agent (Signature/Seal):    (Signature/Seal): Wang Ying (seal)

Official seal: Shanghai ECMOHO Health Biotechnology Co., Ltd. (seal)

[If the guarantee is a natural person]

The Guarantor or authorized agent

Creditor:

Legal representative or authorized agent (signature and seal): Su Hang (seal)

Seal:

Fubon Bank (China) Co., Ltd. Shanghai Century Avenue Branch (seal)

Guaranteed by	Wang Jing (seal), Niu Xiaoting (seal)
Guaranteed on	9/25/2018

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